Annual
Report

                                                               DECEMBER 31, 2002

[GRAPHIC OMITTED]

MUTUAL DISCOVERY FUND

     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

                                           THANK YOU FOR INVESTING WITH FRANKLIN
                                        TEMPLETON. WE ENCOURAGE OUR INVESTORS TO
                                            MAINTAIN A LONG-TERM PERSPECTIVE AND
                                            REMEMBER THAT ALL SECURITIES MARKETS
                                        MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND
                                           SHARE PRICES. WE APPRECIATE YOUR PAST
                                        SUPPORT AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]                                [PHOTO OMITTED]
DAVID J. WINTERS, CFA                          TIMOTHY M. RANKIN, CFA
PORTFOLIO MANAGER                              ASSISTANT PORTFOLIO MANAGER
MUTUAL DISCOVERY FUND                          MUTUAL DISCOVERY FUND
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC




EDELIVERY DETAILS:
Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

CONTENTS

Shareholder Letter .........  1

Performance Summary ........ 12

Financial Highlights &
Statement of Investments ... 16

Financial Statements ....... 32

Notes to
Financial Statements ....... 36

Independent
Auditors' Report ........... 45

Tax Designation ............ 46

Board Members
and Officers ............... 48



[LOGO OMITTED]

FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:
Global
Growth
Growth & Income
Income
Tax-Free Income





SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: MUTUAL DISCOVERY FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS AND BONDS. THE FUND MAY ALSO INVEST 50% OR MORE OF ITS ASSETS IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report for Mutual Discovery Fund covers the fiscal year ended December 31, 2002. The 12-month period under review was the third consecutive year in an ongoing, brutal bear market. In this extremely difficult environment, Mutual Discovery Fund - Class Z posted a -9.06% cumulative total return for the year ended December 31, 2002, as shown in the Performance Summary beginning on page 12. While we are never happy to report losses to our shareholders, we are pleased the Fund continued to show strong relative performance compared with its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which returned -22.09% and -19.54% during the year under review. 1 Although our distinctive, disciplined investment



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 21.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------
style contributed to the Fund's relative outperformance, we were not completely immune to the overall global downdraft.

As always, we encourage our shareholders to evaluate the Fund's performance in the appropriate context. At Mutual Series, we are long-term value investors, and we strive to generate superior long-term results with less risk than the overall market. While considering this objective, we refer you to the Performance Summary for a more detailed, standardized view of the Fund's performance for all share classes over a range of time periods. For example, over the 10-year period ended December 31, 2002, Mutual Discovery Fund's Class Z shares posted a 13.62% average annualized return, which we believe is an attractive absolute return that compares favorably with its benchmarks.

It is also important to note the Fund's recent performance during this challenging environment. As shown in the chart to the left, for the past three years ended December 31, 2002, since just before most major equity markets peaked, Mutual Discovery Fund - Class Z posted a 3.69% gain, while the S&P 500 and the MSCI World Index declined 37.59% and 41.51%. 3 Even though the Fund was unable to avoid losses in 2002, our third year in this bear market, we are pleased to report we have preserved your capital from the start of this difficult three-year period. We believe successful investing is as much about avoiding and containing losses as it is about achieving profits.




AVERAGE ANNUAL TOTAL RETURN 2

CLASS Z             12/31/02
----------------------------
1-Year                -9.06%

5-Year                 5.22%

10-Year               13.62%



[GRAPHIC OMITTED]

3-YEAR TOTAL
RETURN COMPARISON 3
1/1/00-12/31/02

Mutual Discovery Fund-Class Z      3.69%
S&P 500 Index                    -37.59%
MSCI World Index                 -41.51%



2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. Source: Standard & Poor's Micropal. For descriptions of the S&P 500 and the MSCI World Index, see footnote 1. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Three-year total return represents the change in value of an investment over three years ended 12/31/02. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The historical data pertain only to the Fund's Class Z shares. The Fund offers other share classes, subject to different fees, sales charges and expenses, which affect their performance. Past performance does not guarantee future results.

The financial markets' continuing decline during the year under review resulted in the unwinding of some of the excesses built up in corporations and financial markets in the late 1990s. Surplus capacity in many industries nearly eliminated corporate America's pricing power and will likely take some time to absorb. Corporate scandals have shaken investor confidence, and we believe the return of faith in the system's integrity will be gradual. Aggressive accounting seemed the rule rather than the exception, and we believe that many companies have only begun to untangle its impact. While the process of trimming these excesses can be painful, the end result should provide future opportunities for the Fund. We tend to compare the 18-year bull market to an unchecked party that grew wilder the longer it went. Now we are dealing with the hangover effect. Sobering up is hard -- we do not expect a rapid return to the glory days.

In 2002, the U.S. economy experienced modest growth, with gross domestic product expanding at a 2.4% annualized rate. In an effort to ensure the economy sustained a positive trend, the Federal Reserve Board reduced short-term interest rates to the lowest level in more than 40 years. Similarly, European economies continued to progress very slowly, while Japan remained in its prolonged financial funk. The few meaningful drivers of economic growth have been Asian exports of goods bound for U.S. consumers as well as continued strength in automotive and housing-related sales driven by historically low interest rates. In essence, the U.S. consumer remained the single bright spot in the global economy. It is unlikely, in our view, that housing or automotive demand can improve materially from current high levels, and high consumer debt levels will likely restrain further rises in personal consumption. Thus, economic growth will be reliant on other sectors and is unlikely to be robust in the near term.

In this environment, we maintained our three-pronged approach of investing in undervalued common stocks with a willingness to be activists when necessary, investing in bankruptcy and distressed companies, and participating in arbitrage opportunities. This approach has produced solid returns over time with less risk than the overall market. While bankruptcy and arbitrage investment require highly specialized skills, we at Mutual Series have been involved in these areas for years and have found that they can present attractive opportunities for the Fund. We continue to look for special situations where downside risk is minimal and long-term upside potential is substantial.

This year's best performers for the Fund represented an unusual mix of positions, even in light of our normal penchant for special situations. The largest contributor to Fund performance was International Steel Group (ISG). ISG was formed by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. By purchasing the assets out of bankruptcy, the new company was able to leave behind many of LTV's legacy liabilities, resulting in a significantly lower cost structure. We were able to invest in privately held ISG at a very low multiple of expected earnings.

Another significant Fund contributor during the fiscal year was Washington Post. In addition to publishing its namesake



[GRAPHIC OMITTED]



Geographic Distribution
Based on Total Net Assets
12/31/02


[GRAPHIC OMITTED]

U.S.                      34.9%
U.K.                      10.1%
France                     6.7%
Canada                     4.7%
Spain                      4.6%
Switzerland                3.1%
Netherlands                2.6%
Irish Republic             2.1%
Denmark                    2.0%
Norway                     1.8%
Japan                      1.6%
Sweden                     1.5%
South Korea                1.4%
Germany                    1.4%
South Africa               1.1%
Belgium                    0.9%
Other Countries            1.6%
Government Agencies &
Other Net Assets          17.9%
newspaper and NEWSWEEK magazine, Washington Post owns educational company Kaplan and cable television systems provider CableONE. After years of investing in Kaplan and CableONE, Washington Post began reaping the rewards of strong revenue growth and cash flow generation, key drivers of the stock's performance over the past year.

Also contributing meaningfully in 2002 was Railtrack Group, which was one of our poorest performers in 2001. As we wrote in last year's report, the company's main operating subsidiary was forced into administration -- the British equivalent of bankruptcy -- in an action which we believed was tantamount to the government's seizing of the company's equity value without compensation. We expended considerable energy in late 2001 and into 2002 in an effort to recover appropriate value from our investment. We joined forces with other shareholders, and through a highly effective legal and public relations campaign, we were able to put sufficient pressure on the British government to offer an acceptable price for the assets.

Our worst performers during the reporting period included NTL, Sprint and Adelphia Communications. NTL bonds declined as industry fundamentals continued to worsen, the company reported lackluster operating results, and investors shied away from the cable industry. Meanwhile, the company continued to work diligently toward successfully emerging from bankruptcy. With Sprint, as we have reported previously, we underestimated the level of overcapacity and the weakened economy's negative impact on the telecommunications sector.



TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
12/31/02

                      % OF TOTAL
                      NET ASSETS
--------------------------------
Tobacco                     8.7%
Insurance                   8.3%
Media                       5.7%
Food Products               5.7%
Beverages                   4.6%
Diversified Financials      3.9%
Construction & Engineering  3.5%
Banks                       3.4%
Metals & Mining             2.9%
Oil & Gas                   2.8%

We eliminated our Sprint position by year-end. Although we were surprised by the revelations of Adelphia's fraudulent accounting, we are confident there is substantial value in the bonds we hold.

As we sift through the bear market rubble, we are finding an increasing number of companies with solid balance sheets, strong free cash generation and defensible businesses. Market volatility and weakness during the year under review offered many opportunities to invest in quality franchises at significant discounts to intrinsic value.

During the reporting period, we increased our position in Nestle, the world's largest food company by sales. Nestle generates over 70% of its sales from six brands, which enables the company to generate significant operational efficiencies. After adjusting for the value of its stakes in Alcon and L'Oreal, we were able to buy one of the world's leading beverage, confectionery, pet food and ice cream companies at a discount to its peers. The company boasts an AAA debt rating, one of the industry's highest growth rates, carries a rock-solid balance sheet, and generates substantial amounts of free cash flow that should be enhanced by the benefits of cost-saving programs.

One of the Fund's largest holdings at period-end, a position we added to during the year, was White Mountains Insurance Group. We have owned White Mountains for several years, and we consider it one of the insurance industry's best-managed entities. The tragic events of September 11, 2001, resulted in



TOP 10 HOLDINGS
12/31/02

COMPANY
SECTOR/INDUSTRY,    % OF TOTAL
COUNTRY             NET ASSETS
------------------------------

Berkshire
Hathaway Inc., A & B    3.2%
INSURANCE, U.S.

Altadis SA              2.0%
TOBACCO, SPAIN

Imperial Tobacco
Group PLC               1.7%
TOBACCO, U.K.

British American
Tobacco PLC             1.7%
TOBACCO, U.K.

White Mountains
Insurance Group Inc.
(Common, Restricted &
Preferred)              1.6%
INSURANCE, U.S.

Carlsberg AS, B         1.6%
BEVERAGES, DENMARK

Brown-Forman
Corp., A & B            1.4%
BEVERAGES, U.S.

Washington Post Co., B  1.4%
MEDIA, U.S.

Groupe Danone           1.4%
FOOD PRODUCTS, FRANCE

Vinci SA                1.3%
CONSTRUCTION & ENGINEERING,
FRANCE
substantial claims for the property and casualty (P&C) insurance industry. This unexpected occurrence was compounded by increasing losses from asbestos settlements, floods in Europe, and an erosion of capital within many companies' investment portfolios. Not surprisingly, many of White Mountains' competitors faced difficult financial situations. We believe these circumstances will continue to support and extend the currently strong pricing cycle within the P&C insurance industry. Under this scenario, we believe well- capitalized players, such as White Mountains, should see their competitive positions strengthen. During the year under review, we purchased additional shares in White Mountains at a discount in a privately negotiated transaction. This private placement was undertaken to provide management with greater flexibility to take advantage of industry opportunities.

During the year under review, we initiated a new position in Lotte Confectionery, South Korea's leading maker of gum, candy and ice cream. Lotte Confectionery has been growing its market share in key products and improving its overall business mix, resulting in rapid profit growth. Meanwhile, the company holds substantial investments in other Lotte Group companies that are listed on its balance sheet at cost, but whose market value we estimate at nearly half of the share price. We were able to buy Lotte Confectionery at a modest premium to its book value -- unadjusted for the unrealized value in its investments -- and at 3.5 times estimated earnings on the confectionery business after subtracting the estimated market value of its investments.

In an ongoing process, we regularly evaluate all of our positions, adding to as well as trimming or selling positions as they become fully valued or to avoid losses due to deteriorating fundamentals. During the 12 months under review, we sold GIB Group SA, a diversified retail holding company in Belgium. We purchased GIB with the expectation of an eventual liquidation. In 2002, GIB divested most of its assets and began liquidating. We were offered cash for our shares ahead of the lengthy process and chose to sell them at a modest discount rather than hold them through the completion of the entire process. We eliminated our long-time Telephone & Data Systems position, selling it after the company's management made what in our view was an ill-advised and overpriced acquisition that destroyed substantial shareholder value. We also sold our Federated Department Stores shares as we grew increasingly wary of consumers' willingness to continue spending at historical rates.

As shown in the chart on page 9, over the 12 years ended December 31, 2002, defaulted and distressed corporate debt, both public and private, reached record levels. We will continue to canvass this corporate minefield to find the gems. In particular, we are intrigued by sectors that attracted huge capital during the economic boom and carry real assets such as utilities. During the year under review, we invested in debt issued by Qwest, one of the high-profile companies. We were able to buy bonds at a very low valuation relative to its core telecommunications business.

DEFAULTED AND DISTRESSED PUBLIC AND PRIVATE DEBT MARKET ($ BILLIONS) 4

[GRAPHIC OMITTED]

       Face Value      Market Value
1990      $300             $204
1992      $202             $124
1993      $160             $97
1995      $101             $64
1998      $78              $55
1999      $270             $187
2000      $652             $407
2001      $681             $399
2002      $942             $513



There is no doubt that the past three years have proven very trying for equity investors. Although no one can predict the market's direction, recent share prices seem to present a more attractive overall valuation level. Many of the recent stresses in corporations and the financial markets play to our strengths as long-term value investors. The continual flow of bankruptcies keeps us very busy as we seek to identify the handful of truly compelling opportunities that will most likely present themselves. Market volatility, while unsettling to many investors, can offer excellent opportunities to generate future returns for those who develop a suitable investment plan and follow it with available capital. We believe we are extremely well positioned in this regard.

As always, we will strive to provide our shareholders with excellent risk-adjusted returns using our unique approach of investing in undervalued securities, distressed debt and risk arbitrage. We will continue to work diligently to find the most




4. Source: E. Altman, NYU Salomon Center, Stern School of Business. Distressed debt is defined as having a yield-to-maturity spread greater than or equal to 1000 basis points over comparable Treasuries. Some years not shown because no survey results were available.

attractive long-term investment opportunities globally, those offering little downside risk and substantial upside potential.

Thank you for your participation in Mutual Discovery Fund. We welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

/S/ DAVID J. WINTERS
David J. Winters, CFA
Portfolio Manager

/S/ TIMOTHY M. RANKIN
Timothy M. Rankin, CFA
Assistant Portfolio Manager

Mutual Discovery Fund



--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION


CLASS Z                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.03         $16.16    $18.19

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.3174
Short-Term Capital Gain        $0.0793
                               -------
           Total               $0.3967

CLASS A                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.02         $16.06    $18.08

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2576
Short-Term Capital Gain        $0.0793
                               -------
           Total               $0.3369

CLASS B                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.02         $15.85    $17.87
DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1773
Short-Term Capital Gain        $0.0793
                               -------
           Total               $0.2566

CLASS C                        CHANGE        12/31/02  12/31/01
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.01         $16.02    $18.03

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.1453
Short-Term Capital Gain        $0.0793
                               -------
           Total               $0.2246

CLASS R                        CHANGE        12/31/02   1/1/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.07         $16.01    $18.08

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.2902
Short-Term Capital Gain        $0.0793
                               -------
           Total               $0.3695


--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


              Past performance does not guarantee future results.

PERFORMANCE

CLASS Z                                      1-YEAR   5-YEAR    10-YEAR
------------------------------------------------------------------------
Cumulative Total Return 1                    -9.06%    28.98%    258.70%
Average Annual Total Return 2                -9.06%     5.22%     13.62%
Value of $10,000 Investment 3                $9,094   $12,898    $35,870


                                                               INCEPTION
CLASS A                                      1-YEAR   5-YEAR   (11/1/96)
------------------------------------------------------------------------
Cumulative Total Return 1                    -9.39%    26.61%     62.59%
Average Annual Total Return 2               -14.58%     3.60%      7.17%
Value of $10,000 Investment 3                $8,542   $11,932    $15,330


                                                               INCEPTION
CLASS B                                      1-YEAR   3-YEAR    (1/1/99)
------------------------------------------------------------------------
Cumulative Total Return 1                    -9.94%     0.62%     26.33%
Average Annual Total Return 2               -13.49%    -0.55%      5.44%
Value of $10,000 Investment 3                $8,651    $9,835    $12,357


                                                               INCEPTION
CLASS C                                      1-YEAR   5-YEAR   (11/1/96)
------------------------------------------------------------------------
Cumulative Total Return 1                    -9.98%    22.63%     56.94%
Average Annual Total Return 2               -11.74%     3.96%      7.36%
Value of $10,000 Investment 3                $8,826   $12,141    $15,500


                                                               INCEPTION
CLASS R                                               1-YEAR    (1/1/02)
------------------------------------------------------------------------
Cumulative Total Return 1                              -9.49%     -9.49%
Average Annual Total Return 2                         -10.37%    -10.37%
Value of $10,000 Investment 3                          $8,963     $8,963


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and political developments of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.





AVERAGE ANNUAL TOTAL RETURN

CLASS Z             12/31/02
----------------------------
1-Year                -9.06%

5-Year                 5.22%

10-Year               13.62%



CLASS Z (1/1/93-12/31/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Mutual Discovery Fund   S&P 500 4    MSCI World Index 4
1/1/93             10,000             10,000           10,000
                   10,600             10,084           10,035
                   10,760             10,221           10,275
                   11,230             10,437           10,873
                   10,870             10,184           11,378
                   11,180             10,456           11,642
                   11,520             10,486           11,547
                   11,780             10,445           11,787
                   12,110             10,840           12,329
                   12,240             10,757           12,104
                   12,780             10,980           12,439
                   12,750             10,875           11,737
12/31/93           13,585             11,007           12,314
                   14,345             11,381           13,128
                   14,157             11,073           12,960
                   14,012             10,591           12,404
                   14,126             10,727           12,789
                   14,137             10,901           12,824
                   14,043             10,634           12,791
                   14,360             10,983           13,036
                   14,783             11,432           13,431
                   14,550             11,153           13,081
                   14,487             11,403           13,455
                   14,054             10,988           12,873
12/31/94           14,077             11,151           13,001
                   14,380             11,440           12,809
                   14,896             11,885           12,998
                   14,907             12,235           13,627
                   15,479             12,595           14,104
                   15,838             13,097           14,227
                   16,264             13,401           14,225
                   16,908             13,845           14,940
                   17,281             13,879           14,609
                   17,723             14,465           15,037
                   17,440             14,413           14,803
                   17,779             15,044           15,319
12/31/95           18,107             15,335           15,770
                   18,776             15,856           16,058
                   19,409             16,004           16,160
                   19,683             16,157           16,431
                   20,113             16,395           16,820
                   20,460             16,816           16,837
                   20,433             16,880           16,925
                   19,823             16,134           16,329
                   20,506             16,474           16,520
                   21,006             17,400           17,169
                   21,530             17,880           17,293
                   22,420             19,230           18,265
12/31/96           22,620             18,850           17,976
                   23,700             20,026           18,196
                   24,161             20,184           18,409
                   23,937             19,357           18,048
                   23,976             20,510           18,641
                   24,845             21,757           19,795
                   25,767             22,732           20,785
                   26,886             24,539           21,745
                   26,631             23,165           20,295
                   27,972             24,432           21,401
                   27,168             23,616           20,278
                   27,329             24,709           20,640
12/31/97           27,810             25,134           20,894
                   27,825             25,411           21,479
                   29,253             27,243           22,936
                   30,931             28,638           23,908
                   31,506             28,927           24,145
                   31,933             28,430           23,845
                   31,138             29,584           24,415
                   30,405             29,270           24,379
                   26,260             25,044           21,132
                   25,084             26,649           21,510
                   25,777             28,815           23,459
                   27,074             30,562           24,857
12/31/98           27,282             32,322           26,075
                   27,472             33,673           26,648
                   27,156             32,626           25,942
                   28,404             33,931           27,027
                   30,315             35,244           28,097
                   30,331             34,412           27,074
                   31,410             36,322           28,341
                   31,056             35,189           28,259
                   30,687             35,013           28,214
                   30,285             34,054           27,943
                   30,912             36,209           29,399
                   32,535             36,944           30,231
                   34,594             39,120           32,682
1/31/00            34,463             37,156           30,813
                   35,561             36,454           30,899
                   37,086             40,019           33,037
                   36,676             38,815           31,643
                   36,889             38,019           30,846
                   36,995             38,958           31,888
                   37,469             38,350           30,996
                   38,575             40,732           32,009
                   38,189             38,581           30,309
                   38,487             38,419           29,806
                   37,837             35,392           28,000
12/31/00           38,950             35,565           28,456
                   40,144             36,828           29,008
                   40,144             33,473           26,560
                   38,950             31,354           24,820
                   40,082             33,787           26,662
                   41,296             34,013           26,332
                   41,487             33,187           25,510
                   41,404             32,862           25,173
                   40,987             30,808           23,970
                   37,504             28,322           21,861
                   37,608             28,863           22,283
                   38,567             31,076           23,604
12/31/01           39,443             31,350           23,755
                   39,573             30,892           23,038
                   39,964             30,296           22,842
                   41,286             31,435           23,856
                   42,002             29,530           23,054
                   42,327             29,314           23,107
                   39,730             27,227           21,709
                   37,110             25,106           19,881
                   37,481             25,269           19,923
                   35,516             22,525           17,736
                   35,647             24,505           19,048
                   36,171             25,946           20,079
12/31/02           35,870             24,423           19,109



AVERAGE ANNUAL TOTAL RETURN

CLASS A                 12/31/02
--------------------------------
1-Year                   -14.58%

5-Year                     3.60%

Since Inception (11/1/96)  7.17%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Mutual Discovery Fund    S&P 500 4    MSCI World Index 4
11/1/96             9,424             10,000          10,000
                    9,808             10,755          10,562
12/31/96            9,887             10,542          10,395
                   10,348             11,200          10,522
                   10,544             11,288          10,645
                   10,446             10,826          10,436
                   10,463             11,471          10,780
                   10,838             12,168          11,447
                   11,235             12,713          12,019
                   11,718             13,724          12,575
                   11,607             12,955          11,736
                   12,188             13,664          12,376
                   11,830             13,208          11,726
                   11,900             13,819          11,936
12/31/97           12,109             14,057          12,083
                   12,109             14,212          12,421
                   12,726             15,236          13,263
                   13,453             16,016          13,825
                   13,697             16,178          13,962
                   13,877             15,900          13,789
                   13,530             16,545          14,119
                   13,208             16,370          14,097
                   11,398             14,006          12,220
                   10,885             14,904          12,438
                   11,181             16,116          13,565
                   11,741             17,092          14,374
12/31/98           11,822             18,077          15,078
                   11,905             18,832          15,410
                   11,760             18,247          15,001
                   12,303             18,977          15,629
                   13,122             19,711          16,247
                   13,129             19,246          15,656
                   13,594             20,314          16,389
                   13,440             19,680          16,341
                   13,266             19,582          16,315
                   13,091             19,045          16,158
                   13,357             20,251          17,000
                   14,056             20,662          17,481
12/31/99           14,941             21,879          18,899
                   14,877             20,780          17,818
                   15,353             20,388          17,868
                   16,008             22,382          19,104
                   15,823             21,708          18,298
                   15,915             21,263          17,837
                   15,954             21,788          18,440
                   16,152             21,448          17,924
                   16,624             22,780          18,510
                   16,449             21,577          17,527
                   16,579             21,487          17,236
                   16,289             19,794          16,192
12/31/00           16,773             19,891          16,455
                   17,281             20,597          16,775
                   17,272             18,720          15,359
                   16,746             17,535          14,353
                   17,227             18,896          15,418
                   17,744             19,023          15,227
                   17,822             18,560          14,752
                   17,786             18,379          14,557
                   17,605             17,230          13,861
                   16,098             15,839          12,641
                   16,143             16,142          12,885
                   16,549             17,380          13,649
12/31/01           16,918             17,533          13,737
                   16,975             17,277          13,322
                   17,134             16,944          13,209
                   17,695             17,581          13,795
                   17,995             16,515          13,332
                   18,126             16,395          13,362
                   17,009             15,227          12,554
                   15,888             14,041          11,497
                   16,039             14,132          11,521
                   15,191             12,598          10,256
                   15,248             13,705          11,015
                   15,465             14,511          11,611
12/31/02           15,330             13,659          11,050




              Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS B               12/31/02
-------------------------------
1-Year                 -13.49%

3-Year                  -0.55%

Since Inception (1/1/99) 5.44%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Mutual Discovery Fund        S&P 500 4       MSCI World Index 4
1/1/99             10,000                10,000              10,000
                   10,070                10,418              10,220
                    9,942                10,094               9,949
                   10,396                10,498              10,365
                   11,076                10,904              10,776
                   11,076                10,647              10,383
                   11,462                11,238              10,869
                   11,320                10,887              10,838
                   11,172                10,833              10,820
                   11,018                10,536              10,716
                   11,231                11,203              11,275
                   11,816                11,430              11,594
12/31/99           12,555                12,103              12,534
                   12,495                11,496              11,817
                   12,885                11,278              11,850
                   13,420                12,381              12,670
                   13,264                12,009              12,136
                   13,330                11,763              11,830
                   13,356                12,053              12,230
                   13,517                11,865              11,887
                   13,903                12,602              12,276
                   13,755                11,937              11,624
                   13,851                11,886              11,431
                   13,607                10,950              10,738
12/31/00           13,998                11,003              10,913
                   14,411                11,394              11,125
                   14,396                10,356              10,186
                   13,961                 9,700               9,519
                   14,351                10,453              10,225
                   14,771                10,523              10,099
                   14,832                10,268               9,783
                   14,787                10,167               9,654
                   14,627                 9,532               9,193
                   13,373                 8,762               8,384
                   13,403                 8,930               8,546
                   13,730                 9,615               9,052
12/31/01           14,028                 9,699               9,110
                   14,068                 9,558               8,835
                   14,193                 9,373               8,760
                   14,656                 9,726               9,149
                   14,892                 9,136               8,842
                   14,994                 9,069               8,862
                   14,061                 8,424               8,326
                   13,121                 7,768               7,625
                   13,247                 7,818               7,641
                   12,536                 6,969               6,802
                   12,576                 7,582               7,305
                   12,749                 8,027               7,700
12/31/02           12,357                 7,556               7,328




AVERAGE ANNUAL TOTAL RETURN

CLASS C                 12/31/02
--------------------------------
1-Year                   -11.74%

5-Year                     3.96%

Since Inception (11/1/96)  7.36%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

           Mutual Discovery Fund       S&P 500 4    MSCI World Index 4
11/1/96             9,899                10,000         10,000
                   10,303                10,755         10,562
12/31/96           10,386                10,542         10,395
                   10,869                11,200         10,522
                   11,069                11,288         10,645
                   10,954                10,826         10,436
                   10,966                11,471         10,780
                   11,353                12,168         11,447
                   11,759                12,713         12,019
                   12,265                13,724         12,575
                   12,142                12,955         11,736
                   12,739                13,664         12,376
                   12,357                13,208         11,726
                   12,425                13,819         11,936
12/31/97           12,639                14,057         12,083
                   12,632                14,212         12,421
                   13,265                15,236         13,263
                   14,018                16,016         13,825
                   14,267                16,178         13,962
                   14,442                15,900         13,789
                   14,078                16,545         14,119
                   13,734                16,370         14,097
                   11,849                14,006         12,220
                   11,313                14,904         12,438
                   11,616                16,116         13,565
                   12,186                17,092         14,374
12/31/98           12,270                18,077         15,078
                   12,342                18,832         15,410
                   12,192                18,247         15,001
                   12,742                18,977         15,629
                   13,586                19,711         16,247
                   13,586                19,246         15,656
                   14,062                20,314         16,389
                   13,888                19,680         16,341
                   13,707                19,582         16,315
                   13,518                19,045         16,158
                   13,786                20,251         17,000
                   14,497                20,662         17,481
12/31/99           15,399                21,879         18,899
                   15,333                20,780         17,818
                   15,811                20,388         17,868
                   16,472                22,382         19,104
                   16,281                21,708         18,298
                   16,362                21,263         17,837
                   16,390                21,788         18,440
                   16,587                21,448         17,924
                   17,058                22,780         18,510
                   16,877                21,577         17,527
                   16,995                21,487         17,236
                   16,697                19,794         16,192
12/31/00           17,174                19,891         16,455
                   17,687                20,597         16,775
                   17,668                18,720         15,359
                   17,129                17,535         14,353
                   17,614                18,896         15,418
                   18,126                19,023         15,227
                   18,197                18,560         14,752
                   18,150                18,379         14,557
                   17,946                17,230         13,861
                   16,407                15,839         12,641
                   16,445                16,142         12,885
                   16,843                17,380         13,649
12/31/01           17,217                17,533         13,737
                   17,265                17,277         13,322
                   17,418                16,944         13,209
                   17,981                17,581         13,795
                   18,268                16,515         13,332
                   18,401                16,395         13,362
                   17,253                15,227         12,554
                   16,100                14,041         11,497
                   16,254                14,132         11,521
                   15,389                12,598         10,256
                   15,428                13,705         11,015
                   15,649                14,511         11,611
12/31/02           15,500                13,659         11,050


AVERAGE ANNUAL TOTAL RETURN

CLASS R                  12/31/02
----------------------------------
1-Year                    -10.37%

Since Inception (1/1/02)  -10.37%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Mutual Discovery Fund    S&P 500 4    MSCI World Index 4
1/1/02             10,000             10,000         10,000
1/31/02            10,033              9,854          9,698
2/28/02            10,127              9,664          9,616
3/31/02            10,459             10,027         10,042
4/30/02            10,630              9,420          9,705
5/31/02            10,708              9,351          9,727
6/30/02            10,050              8,685          9,139
7/31/02             9,382              8,008          8,369
8/31/02             9,471              8,060          8,387
9/30/02             8,970              7,185          7,466
10/31/02            9,004              7,817          8,019
11/30/02            9,132              8,276          8,452
12/31/02            8,963              7,790          8,044





4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.



Past performance does not guarantee future results.

MUTUAL DISCOVERY FUND
Financial Highlights

                                                                                  CLASS Z
                                                         ---------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------
                                                                2002       2001       2000       1999       1998
                                                         ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................       $18.19     $18.93     $21.10     $17.27     $18.89
                                                         ---------------------------------------------------------
Income from investment operations:
 Net investment income ................................          .33        .37        .36        .25        .38
 Net realized and unrealized gains (losses) ...........        (1.96)      (.14)      2.14       4.32       (.71)
                                                         ---------------------------------------------------------
Total from investment operations ......................        (1.63)       .23       2.50       4.57       (.33)
                                                         ---------------------------------------------------------
Less distributions from:
 Net investment income ................................         (.32)      (.34)      (.63)      (.42)      (.48)
 Net realized gains ...................................         (.08)      (.63)     (4.04)      (.32)      (.81)
                                                         ---------------------------------------------------------
Total distributions ...................................         (.40)      (.97)     (4.67)      (.74)     (1.29)
                                                         ---------------------------------------------------------
Net asset value, end of year ..........................       $16.16     $18.19     $18.93     $21.10     $17.27
                                                         =========================================================
Total return* .........................................      (9.06)%      1.26%     12.59%     26.80%    (1.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $1,673,786 $1,931,117 $2,010,578 $2,038,298 $2,514,144
Ratios to average net assets: (a)
 Expenses .............................................        1.04%      1.04%      1.05%      1.05%      1.01%
 Expenses, excluding waiver and payments by affiliate .        1.04%      1.04%      1.07%      1.11%      1.04%
 Net investment income ................................        1.88%      1.93%      1.64%      1.33%      1.81%
Portfolio turnover rate ...............................       40.95%     59.32%     75.34%     87.67%     83.57%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ............................................       1.03%      1.02%      1.02%      1.03%      1.00%
   Expenses, excluding waiver and
   payments by affiliate ...............................       1.03%      1.02%      1.04%      1.09%      1.03%


*Total return is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL DISCOVERY FUND
Financial Highlights (CONTINUED)

                                                                                   CLASS A
                                                            ----------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                            ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $18.08    $18.83     $21.00    $17.19    $18.83
                                                            ----------------------------------------------------
Income from investment operations:
 Net investment income ....................................      .27       .30        .28       .18       .32
 Net realized and unrealized gains (losses) ...............    (1.95)     (.14)      2.14      4.30      (.74)
                                                            ----------------------------------------------------
Total from investment operations ..........................    (1.68)      .16       2.42      4.48      (.42)
                                                            ----------------------------------------------------
Less distributions from:
 Net investment income ....................................     (.26)     (.28)      (.55)     (.35)     (.41)
 Net realized gains .......................................     (.08)     (.63)     (4.04)     (.32)     (.81)
                                                            ----------------------------------------------------
Total distributions .......................................     (.34)     (.91)     (4.59)     (.67)    (1.22)
                                                            ----------------------------------------------------
Net asset value, end of year ..............................   $16.06    $18.08     $18.83    $21.00    $17.19
                                                            ====================================================
Total return* .............................................  (9.39)%      .86%     12.27%    26.38%   (2.37)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................... $925,278  $911,434   $877,528  $844,462  $859,848
Ratios to average net assets: (a)
 Expenses .................................................    1.39%     1.39%      1.40%     1.40%     1.36%
 Expenses, excluding waiver and payments by affiliate .....    1.39%     1.39%      1.42%     1.46%     1.39%
 Net investment income ....................................    1.53%     1.57%      1.30%      .98%     1.46%
Portfolio turnover rate ...................................   40.95%    59.32%     75.34%    87.67%    83.57%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses ...............................................    1.38%     1.37%      1.37%     1.38%     1.35%
   Expenses, excluding waiver and payments by affiliate ...    1.38%     1.37%      1.39%     1.44%     1.38%


*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL DISCOVERY FUND
Financial Highlights (CONTINUED)

                                                                                       CLASS B
                                                                      -------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                      -------------------------------------------
                                                                          2002       2001      2000      1999 ++
                                                                      -------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................    $17.87     $18.66    $20.90    $17.19
                                                                      -------------------------------------------
Income from investment operations:
 Net investment income .............................................       .16        .16       .15       .01
 Net realized and unrealized gains (losses) ........................     (1.92)      (.12)     2.11      4.33
                                                                      -------------------------------------------
Total from investment operations ...................................     (1.76)       .04      2.26      4.34
                                                                      -------------------------------------------
Less distributions from:
 Net investment income .............................................      (.18)      (.20)     (.46)     (.31)
 Net realized gains ................................................      (.08)      (.63)    (4.04)     (.32)
                                                                      -------------------------------------------
Total distributions ................................................      (.26)      (.83)    (4.50)     (.63)
                                                                      -------------------------------------------
Net asset value, end of year .......................................    $15.85     $17.87    $18.66    $20.90
                                                                      ===========================================
Total return* ......................................................   (9.94)%       .21%    11.50%    25.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................   $64,747    $41,346   $19,949    $8,090
Ratios to average net assets: (a)
 Expenses ..........................................................     2.04%      2.04%     2.05%     2.05%
 Expenses, excluding waiver and payments by affiliate ..............     2.04%      2.04%     2.07%     2.11%
 Net investment income .............................................      .88%       .85%      .70%      .08%
Portfolio turnover rate ............................................    40.95%     59.32%    75.34%    87.67%

(a)Ratios to average net assets, excluding dividend expense on securities sold short:
   Expenses ........................................................     2.03%      2.02%     2.02%     2.03%
   Expenses, excluding waiver and payments by affiliate ............     2.03%      2.02%     2.04%     2.09%

*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding.
++Effective date of Class B shares was January 1, 1999.

MUTUAL DISCOVERY FUND
Financial Highlights (CONTINUED)

                                                                                 CLASS C
                                                           -----------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                           -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE +
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................     $18.03    $18.77     $20.95    $17.15    $18.79
                                                           -----------------------------------------------------
Income from investment operations:
 Net investment income ..................................        .16       .18        .14       .06       .23
 Net realized and unrealized gains (losses) .............      (1.94)     (.13)      2.13      4.28      (.75)
                                                           -----------------------------------------------------
Total from investment operations ........................      (1.78)      .05       2.27      4.34      (.52)
                                                           -----------------------------------------------------
Less distributions from:
 Net investment income ..................................       (.15)     (.16)      (.41)     (.22)     (.31)
 Net realized gains .....................................       (.08)     (.63)     (4.04)     (.32)     (.81)
                                                           -----------------------------------------------------
Total distributions .....................................       (.23)     (.79)     (4.45)     (.54)    (1.12)
                                                           -----------------------------------------------------
Net asset value, end of year ............................     $16.02    $18.03     $18.77    $20.95    $17.15
                                                           =====================================================
Total return* ...........................................    (9.98)%      .25%     11.53%    25.57%   (2.97)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $525,375  $561,808   $554,968  $541,919  $563,761
Ratios to average net assets: (a)
 Expenses ...............................................      2.03%     2.03%      2.04%     2.04%     2.01%
 Expenses, excluding waiver and payments by affiliate ...      2.03%     2.03%      2.07%     2.10%     2.03%
 Net investment income ..................................       .89%      .93%       .65%      .35%      .81%
Portfolio turnover rate .................................     40.95%    59.32%     75.34%    87.67%    83.57%

(a)Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses .............................................      2.02%     2.01%      2.01%     2.02%     2.00%
   Expenses, excluding waiver and payments
   by affiliate .........................................      2.02%     2.01%      2.04%     2.08%     2.02%


*Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL DISCOVERY FUND
Financial Highlights (CONTINUED)

                                                                                  CLASS R
                                                                               --------------
                                                                                PERIOD ENDED
                                                                                DECEMBER 31,
                                                                                   2002 +
                                                                               --------------
PER SHARE OPERATING PERFORMANCE ++
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................................      $18.08
                                                                               --------------
Income from investment operations:
 Net investment income .....................................................         .25
 Net realized and unrealized losses ........................................       (1.95)
                                                                               --------------
Total from investment operations ...........................................       (1.70)
                                                                               --------------
Less distributions from:
 Net investment income .....................................................        (.29)
 Net realized gains ........................................................        (.08)
                                                                               --------------
Total distributions ........................................................        (.37)
                                                                               --------------
Net asset value, end of period .............................................      $16.01
                                                                               ==============
Total return* ..............................................................     (9.49)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................      $3,932
Ratios to average net assets: (a)
 Expenses ..................................................................       1.54%**
 Expenses, excluding waiver and payments by affiliate ......................       1.54%**
 Net investment income .....................................................       1.38%**
Portfolio turnover rate ....................................................      40.95%

(a)Ratios to average net assets, excluding dividend expense on securities sold short:
   Expenses ................................................................       1.54%**
   Expenses, excluding waiver and payments by affiliate ....................       1.54%**


*Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
**Annualized.
+Effective date of Class R shares was January 2, 2002.
++Based on average weighted shares outstanding.


                       See notes to financial statements.

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002


                                                                                  SHARES/
                                                                   COUNTRY       WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 72.7%
     AEROSPACE & DEFENSE .3%
     Northrop Grumman Corp. ...............................      United States     83,300   $    8,080,100
                                                                                            --------------
     AUTO COMPONENTS .6%
     Trelleborg AB, B .....................................         Sweden      2,501,888       20,242,974
                                                                                            --------------
     BANKS 3.5%
    *Banca Nazionale del Lavoro SpA .......................          Italy      4,480,820        4,960,768
     Bank of America Corp. ................................      United States    117,300        8,160,561
     Bank of Ireland ......................................     Irish Republic  2,104,626       21,599,952
     Danske Bank ..........................................         Denmark       912,480       15,082,634
     DNB Holding ASA ......................................         Norway      5,429,519       25,549,756
     Fleet Boston Financial Corp. .........................      United States    753,500       18,310,050
     Gjensidige NOR ASA ...................................         Norway         64,850        2,124,925
     Greenpoint Financial Corp. ...........................      United States    135,096        6,103,637
*(R)+Nippon Investment LLC ................................          Japan      8,656,000        9,306,066
                                                                                            --------------
                                                                                               111,198,349
                                                                                            --------------
     BEVERAGES 4.6%
     Allied Domecq PLC ....................................     United Kingdom  3,295,400       21,061,785
     Brown-Forman Corp., A ................................      United States     71,600        4,797,200
     Brown-Forman Corp., B ................................      United States    628,540       41,081,374
     Carlsberg AS, B ......................................         Denmark     1,128,315       49,654,245
     Heineken Holding NV, A ...............................       Netherlands   1,097,055       31,831,898
                                                                                            --------------
                                                                                               148,426,502
                                                                                            --------------
     CHEMICALS 2.4%
     Akzo Nobel NV ........................................       Netherlands     909,000       28,836,399
     Solvay SA ............................................         Belgium       418,785       28,873,238
     Syngenta AG ..........................................       Switzerland     334,300       19,353,956
                                                                                            --------------
                                                                                                77,063,593
                                                                                            --------------
     COMMERCIAL SERVICES & SUPPLIES 1.3%
    *Alderwoods Group Inc. ................................      United States    463,822        2,193,414
    *Cendant Corp. ........................................      United States  1,190,100       12,472,248
    *Republic Services Inc. ...............................      United States    803,700       16,861,626
     Waste Management Inc. ................................      United States    491,900       11,274,348
                                                                                            --------------
                                                                                                42,801,636
                                                                                            --------------
     COMPUTERS & PERIPHERALS
    *DecisionOne Corp. ....................................      United States     87,619          175,238
                                                                                            --------------
     CONSTRUCTION & ENGINEERING 3.5%
     Acciona SA ...........................................          Spain        454,635       18,725,850
     Actividades de Construcciones y Servicios SA .........          Spain        539,984       17,368,022
     Fomento de Construcciones y Contratas SA .............          Spain        329,077        7,390,100
     Grupo Dragados SA ....................................          Spain      1,497,301       25,454,416
     Vinci SA .............................................         France        745,472       42,009,220
                                                                                            --------------
                                                                                               110,947,608
                                                                                            --------------

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                  SHARES/
                                                                   COUNTRY       WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     CONSTRUCTION MATERIALS 1.0%
     Ciments Francais SA ..................................         France        399,572   $   21,468,614
     RMC Group PLC ........................................     United Kingdom  1,690,650        9,988,868
                                                                                            --------------
                                                                                                31,457,482
                                                                                            --------------
     DIVERSIFIED FINANCIALS 3.6%
 *(R)A.B. Watley Group Inc. ...............................      United States    128,355           57,760
     E-L Financial Corp. Ltd. .............................         Canada        125,000       18,198,506
     Household International Inc. .........................      United States     58,000        1,612,980
     Irish Life & Permanent PLC ...........................     Irish Republic  2,899,665       31,276,572
 *(R)Leucadia National Corp. ..............................      United States    415,236       13,943,210
     Pargesa Holdings SA ..................................       Switzerland      20,638       37,314,673
     Principal Financial Group ............................      United States    323,500        9,747,055
    *Tsx Group Inc. .......................................         Canada        101,600        1,366,629
     Value Catalyst Fund Ltd. .............................     Cayman Islands     30,000        2,825,700
                                                                                            --------------
                                                                                               116,343,085
                                                                                            --------------
     DIVERSIFIED TELECOMMUNICATION SERVICES .4%
     BCE Inc. .............................................         Canada        680,800       12,281,808
    *McLeodUSA Inc., wts., 4/16/07 ........................      United States    230,592           80,707
                                                                                            --------------
                                                                                                12,362,515
                                                                                            --------------
     ELECTRIC UTILITIES .9%
     E.ON AG ..............................................         Germany       373,800       15,062,932
    *PG & E Corp. .........................................      United States    591,300        8,219,070
 *(R)PG & E Corp., wts., 9/02/06 ..........................      United States     12,235          152,950
     Public Service Enterprise Group Inc. .................      United States    121,400        3,896,940
                                                                                            --------------
                                                                                                27,331,892
                                                                                            --------------
     ELECTRICAL EQUIPMENT .6%
     Kidde PLC ............................................     United Kingdom 17,064,322       19,436,229
                                                                                            --------------
     FOOD & DRUG RETAILING 1.7%
    *Kroger Co. ...........................................      United States  2,499,800       38,621,910
    *Safeway Inc. .........................................      United States    698,800       16,323,968
                                                                                            --------------
                                                                                                54,945,878
                                                                                            --------------
     FOOD PRODUCTS 6.4%
     Cadbury Schweppes PLC ................................     United Kingdom  4,106,319       25,583,512
     Farmer Brothers Co. ..................................      United States     81,152       25,075,968
     Greencore Group PLC ..................................     Irish Republic  5,685,959       15,215,383
     Groupe Danone ........................................         France        322,600       43,400,166
     Hershey Food Corp. ...................................      United States    143,300        9,664,152
    *Lotte Confectionery Co. Ltd. .........................       South Korea      35,751       14,378,169
     Nestle SA ............................................       Switzerland     193,329       40,967,236
     Orkla ASA ............................................         Norway      1,672,532       28,488,149
     Weetabix Ltd., A .....................................     United Kingdom     25,100          888,982
                                                                                            --------------
                                                                                               203,661,717
                                                                                            --------------

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                  SHARES/
                                                                   COUNTRY       WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     HEALTH CARE PROVIDERS & SERVICES .8%
     CIGNA Corp. ..........................................      United States    195,600   $    8,043,072
    *Genesis Health Ventures Inc. .........................      United States    241,142        3,725,644
  * bKindred Healthcare Inc. ..............................      United States    467,370        8,059,071
  * bKindred Healthcare Inc., wts., Series A, 4/20/06 .....      United States     88,766          369,355
  * bKindred Healthcare Inc., wts., Series B, 4/20/06 .....      United States    221,915          804,276
    *Rotech Healthcare Inc. ...............................      United States    175,585        2,941,049
                                                                                            --------------
                                                                                                23,942,467
                                                                                            --------------
     HOUSEHOLD DURABLES .2%
     Nintendo Co. Ltd. ....................................          Japan         77,000        7,195,837
                                                                                            --------------
     INDUSTRIAL CONGLOMERATES .9%
     Brascan Corp., A .....................................         Canada      1,431,400       28,767,534
                                                                                            --------------
     INSURANCE 7.7%
    *Alleghany Corp. ......................................      United States     69,332       12,306,430
    *Berkshire Hathaway Inc., A ...........................      United States        853       62,055,750
    *Berkshire Hathaway Inc., B ...........................      United States     16,990       41,166,770
     Canada Life Financial Corp. ..........................         Canada          8,900          226,979
    *IPC Holdings Ltd. ....................................         Bermuda       325,665       10,271,474
 *(R)Montpelier Re Holdings Ltd. ..........................         Bermuda       141,480        3,870,893
     Muenchener Rueckversicherungs-Gesellschaft ...........         Germany        51,200        6,119,736
     Old Republic International Corp. .....................      United States    700,700       19,619,600
 *(R)Olympus Re Holdings Ltd. .............................         Bermuda        47,160        5,484,236
     Prudential Financial Inc. ............................      United States    491,400       15,597,036
    *Travelers Property Casualty Corp., A .................      United States    957,210       14,023,127
    +United Fire & Casualty Co. ...........................      United States    595,200       19,909,440
     White Mountains Insurance Group Inc. .................      United States      2,000          646,000
  (R)White Mountains Insurance Group Inc. .................      United States    110,000       33,753,500
                                                                                            --------------
                                                                                               245,050,971
                                                                                            --------------
     IT CONSULTING & SERVICES .1%
    *Comdisco Contingent Equity Distribution ..............      United States 41,726,153          156,473
    *Comdisco Holding Co., Inc. ...........................      United States     35,726        2,786,628
                                                                                            --------------
                                                                                                 2,943,101
                                                                                            --------------
     LEISURE EQUIPMENT & PRODUCTS .3%
*(R)+Hancock LLC ..........................................      United States  8,758,216        8,758,216
                                                                                            --------------
     MACHINERY .7%
    *Alfa Laval AB ........................................         Sweden      1,684,100       13,529,547
    *Joy Global Inc. ......................................      United States    696,773        7,845,664
     Schindler Holding AG, Reg D ..........................       Switzerland      10,076        1,894,670
                                                                                            --------------
                                                                                                23,269,881
                                                                                            --------------

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                  SHARES/
                                                                   COUNTRY       WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     MARINE .7%
     Koninklijke Nedlloyd Groep NV ........................       Netherlands     608,090   $    7,657,520
     Peninsular & Oriental Steam Navigation Co. ...........     United Kingdom  5,480,713       14,514,413
                                                                                            --------------
                                                                                                22,171,933
                                                                                            --------------
     MEDIA 5.8%
     Astral Media Inc., A .................................         Canada      1,394,900       20,458,180
     E.W. Scripps Company .................................      United States    219,800       16,913,610
    *Hispanic Broadcasting Corp., A .......................      United States     38,500          791,175
     Lagardere SCA ........................................         France        945,248       38,397,941
    *Liberty Media Corp., A ...............................      United States  3,499,818       31,288,373
     NV Holdingsmig de Telegraaf ..........................       Netherlands     865,945       14,030,612
     Omnicom Group Inc. ...................................      United States    123,500        7,978,100
     Reuters Group PLC ....................................     United Kingdom  2,833,400        8,096,602
     TVA Group Inc., B ....................................         Canada        250,700        2,213,739
    *TVMAX Holdings Inc. ..................................      United States     57,982          231,928
     Washington Post Co., B ...............................      United States     59,603       43,987,014
                                                                                            --------------
                                                                                               184,387,274
                                                                                            --------------
     METALS & MINING 2.9%
     Anglo American PLC ...................................      South Africa     757,700       11,252,789
     Anglo American PLC, ADR ..............................      South Africa       1,000           14,600
    *Glamis Gold Ltd. .....................................         Canada         99,700        1,123,345
     Impala Platinum Holdings Ltd. ........................      South Africa     398,062       25,283,350
 *(R)International Steel Group ............................      United States        679       31,403,750
     Newmont Mining Corp. .................................      United States    844,200       24,507,126
                                                                                            --------------
                                                                                                93,584,960
                                                                                            --------------
     MULTI-UTILITIES 1.0%
     Suez SA ..............................................         France      1,896,263       32,913,425
                                                                                            --------------
     OIL & GAS 2.8%
     Amerada Hess Corp. ...................................      United States    242,100       13,327,605
     BP PLC ...............................................     United Kingdom  1,775,000       12,201,768
     BP PLC, ADR ..........................................     United Kingdom    180,800        7,349,520
     Conocophillips .......................................      United States    604,289       29,241,545
  * +Southwest Royalties Inc., A ..........................      United States     53,272        1,598,153
     Total Fina Elf SA, B .................................         France         86,371       12,335,736
     Total Fina Elf SA, B, ADR ............................         France        208,648       14,918,332
                                                                                            --------------
                                                                                                90,972,659
                                                                                            --------------
     PAPER & FOREST PRODUCTS 1.7%
     Abitibi-Consolidated Inc. ............................         Canada      2,108,504       16,189,488
     MeadWestvaco Corp. ...................................      United States    436,000       10,773,560
     Potlatch Corp. .......................................      United States  1,111,450       26,541,426
                                                                                            --------------
                                                                                                53,504,474
                                                                                            --------------

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                  SHARES/
                                                                   COUNTRY       WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     PHARMACEUTICALS 3.1%
     Bristol-Myers Squibb Co. .............................      United States    439,600   $   10,176,740
     Daiichi Pharmaceutical Co. ...........................          Japan      1,247,400       17,901,089
     Merck & Co. Inc. .....................................      United States    258,600       14,639,346
     Pharmacia Corp. ......................................      United States    585,500       24,473,900
     Schering-Plough Corp. ................................      United States    520,000       11,544,000
     Takeda Chemical Industries Ltd. ......................          Japan        402,600       16,827,302
     Wyeth ................................................      United States    105,300        3,938,220
                                                                                            --------------
                                                                                                99,500,597
                                                                                            --------------
     REAL ESTATE 2.7%
     Canary Wharf Group PLC ...............................     United Kingdom  5,428,583       20,581,353
     Fastighets AB Tornet .................................         Sweden        876,455       15,591,168
     iStar Financial Inc. .................................      United States    731,300       20,512,965
 *(R)Security Capital European Realty .....................       Luxembourg      168,147        2,367,089
(R) +Torre Mayor Investments, LP ..........................      United States        170       17,000,000
     Ventas Inc. ..........................................      United States    856,200        9,803,490
                                                                                            --------------
                                                                                                85,856,065
                                                                                            --------------
     ROAD & RAIL 1.0%
     Canadian National Railway Co. ........................         Canada        402,300       16,621,168
     Florida East Coast Industries Inc., A ................      United States    542,800       12,592,960
     Florida East Coast Industries Inc., B ................      United States     54,800        1,209,436
                                                                                            --------------
                                                                                                30,423,564
                                                                                            --------------
     TOBACCO 8.7%
     Altadis SA ...........................................          Spain      2,701,191       61,624,560
     Altadis SA (Paris Listed) ............................          Spain         69,500        1,579,728
     British American Tobacco PLC .........................     United Kingdom  5,449,518       54,437,277
     Gallaher Group PLC ...................................     United Kingdom  1,624,963       16,140,804
     Gallaher Group PLC, ADR ..............................     United Kingdom     17,700          693,840
     Imperial Tobacco Group PLC ...........................     United Kingdom  3,233,209       54,913,959
     ITC Ltd. .............................................          India      1,202,467       16,561,193
    *Korea Tobacco & Ginseng Corp. ........................       South Korea   1,894,664       26,198,297
     Korea Tobacco & Ginseng Corp., GDR, 144A .............       South Korea     703,750        4,679,937
     Philip Morris Cos. Inc. ..............................      United States    796,000       32,261,880
     Rothmans Inc. ........................................         Canada        417,900        7,652,771
                                                                                            --------------
                                                                                               276,744,246
                                                                                            --------------
     TRADING COMPANIES & DISTRIBUTORS .4%
     Compania de Distribucion Intefral Logista SA .........          Spain        644,279       13,887,159
                                                                                            --------------
     TRANSPORTATION INFRASTRUCTURE .4%
     Mersey Docks & Harbour Co. ...........................     United Kingdom  1,776,885       13,344,659
                                                                                            --------------
     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
      (COST $2,116,433,194) ...............................                                  2,321,693,820
                                                                                            --------------

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                  SHARES/
                                                                   COUNTRY       WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 1.4%
     Dyckerhoff AG, pfd. ..................................         Germany       384,617   $    3,095,728
    *Genesis Health Ventures Inc., 6.00%, cvt., pfd. ......      United States      2,804          267,221
     Henkel KGAA, pfd. ....................................         Germany       150,300        9,510,762
 *(R)Leucadia National Corp., cvt., pfd. ..................      United States          2        9,051,018
    *McLeodUSA Inc., 2.50%, cvt., pfd. ....................      United States    104,062          426,654
    +United Fire & Casualty Co., 6.375%, cvt., pfd. .......      United States    110,800        2,984,952
  (R)White Mountains Insurance Group Inc., cvt., pfd. .....      United States     61,515       17,882,411
                                                                                            --------------
     TOTAL PREFERRED STOCKS (COST $47,114,624) ............                                     43,218,746
                                                                                            --------------

                                                                                PRINCIPAL
                                                                                AMOUNT**
                                                                               -----------
     CORPORATE BONDS & NOTES 4.2%
     Alderwoods Group Inc.:
        11.00%, 1/02/07 ...................................      United States $1,351,500        1,358,258
        12.25%, 1/02/09 ...................................      United States  4,526,700        4,141,931
     Calpine Canada Energy Finance:
        8.50%, 5/01/08 ....................................         Canada      8,165,000        3,592,600
        8.375%, 10/15/08 ..................................         Canada        175,000 EUR       75,415
     Calpine Corp.:
        7.625%, 4/15/06 ...................................      United States    830,000          381,800
        7.875%, 4/01/08 ...................................      United States  1,508,000          640,900
        7.75%, 4/15/09 ....................................      United States    325,000          138,125
        8.625%, 8/15/10 ...................................      United States  1,315,000          565,450
        8.50%, 2/15/11 ....................................      United States  7,122,000        3,133,680
     Comdisco Holding Co. Inc., 11.00%, 8/12/05 ...........      United States  4,017,677        4,037,766
     DecisionOne Corp., Term Loan .........................      United States  2,979,315        2,419,866
     Edison International, 6.875%, 9/15/04 ................      United States  3,600,000        3,366,000
     Eurotunnel Finance Ltd., Equity Note, 12/31/03 .......     United Kingdom  3,928,550 GBP    2,087,097
     Eurotunnel PLC:
        12/31/18, Tier 2 ..................................     United Kingdom  5,731,599 GBP    6,782,029
        12/31/25, Tier 3 ..................................     United Kingdom  5,190,338 GBP    5,138,866
        12/31/50, Resettable Advance R5 ...................     United Kingdom  3,245,036 GBP    2,089,662
        Stabilization Advance S8, Tier 1 ..................     United Kingdom  4,223,960 GBP    1,632,028
        Stabilization Advance S8, Tier 2 ..................     United Kingdom  3,521,985 GBP    1,247,403
     Eurotunnel SA:
        5.28%, 12/31/18, Tier 2 (Pibor) ...................         France        628,134 EUR      484,483
        5.28%, 12/31/25, Tier 3 (Pibor) ...................         France      1,469,409 EUR      948,324
        12/31/18, Tier 2 (Libor) ..........................         France      1,420,047 EUR    1,095,290
        12/31/25, Tier 3 (Libor) ..........................         France      6,598,601 EUR    4,258,591
        12/31/50, Resettable Advance R4 ...................         France        146,439 EUR       61,469
        Stabilization Advance S6, Tier 1 (Pibor) ..........         France        494,873 EUR      124,636
        Stabilization Advance S6, Tier 2 (Libor) ..........         France      1,145,711 EUR      264,507
        Stabilization Advance S7, Tier 1 (Pibor) ..........         France      1,454,738 EUR      366,383
     KFW International Finance Inc., 6.25%, 10/15/03 ......        Germany     10,000,000 EUR   10,776,279
     Level 3 Communications Inc., Term Loan ...............     United States   1,327,000        1,001,885
     Mirant Mid-Atlantic LLC, 8.625%, 6/30/12 .............     United States     749,408          553,400
     Providian Financial Corp., senior note, cvt.,
        zero cpn., 2/15/21 ................................     United States  14,030,000        4,717,588

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT**         VALUE
----------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES (CONT.)
     Qwest Capital Funding:
        5.875%, 8/03/04 ...................................      United States $7,515,000      $ 6,350,175
        7.00%, 8/03/09 ....................................      United States  5,935,000        3,946,775
        7.90%, 8/15/10 ....................................      United States    535,000          361,125
        7.25%, 2/15/11 ....................................      United States 20,188,000       13,425,020
     Qwest Corp.:
        7.625%, 6/09/03 ...................................      United States    340,000          334,900
        8.875%, 3/15/12 ...................................      United States    670,000          653,250
     South Point Energy, 9.825%, 5/30/19 ..................      United States  1,140,000          678,300
     Southern California Edison Co.:
        7.20%, 11/03/03 ...................................      United States  8,543,000        8,457,570
        6.375%, 1/15/06 ...................................      United States    480,000          424,800
        7.125%, 7/15/25 ...................................      United States    435,000          369,750
    +Southwest Royalties Inc., 10.50%, 6/30/04 ............      United States  3,551,000        3,551,000
     Tyco International Group SA:
        6.375%, 2/15/06 ...................................       Luxembourg    5,770,000        5,601,539
        FRN, 2.228%, 7/30/03 ..............................       Luxembourg      170,000          164,951
     Tyco International Ltd., cvt., zero cpn., 11/17/20 ...         Bermuda     2,165,000        1,561,506
     U.S. West Capital Funding Inc., 6.375%, 7/15/08 ......      United States  2,350,000        1,515,750
     U.S. West Communications Inc., 6.625%, 9/15/05 .......      United States  1,285,000        1,201,475
     Williams Production RMT Co., Term Loan ...............      United States  5,994,636        6,893,832
     Wiltel Communications Group Inc., FRN, 6.129%, 1/21/03      United States  3,670,493        2,606,050
     Xerox Credit Corp.:
        1.50%, 6/06/05 ....................................      United States 900,000,000 JPY   5,688,042
        2.00%, 6/06/07 ....................................      United States 600,000,000 JPY   3,185,304
                                                                                            --------------
     TOTAL CORPORATE BONDS & NOTES
      (COST $120,270,253) .................................                                    134,452,825
                                                                                            --------------

     BONDS & NOTES IN REORGANIZATION 5.4%
    *Adelphia Communications Corp.:
        9.25%, 10/01/02 ...................................      United States  1,660,000          614,200
        8.125%, 7/15/03 ...................................      United States    650,000          243,750
        7.50%, 1/15/04 ....................................      United States  1,655,000          620,625
        10.50%, 7/15/04 ...................................      United States  2,605,000          989,900
        10.25%, 11/01/06 ..................................      United States  4,965,000        1,886,700
        9.875%, 3/01/07 ...................................      United States  1,190,000          452,200
        8.375%, 2/01/08 ...................................      United States  6,425,000        2,409,375
        7.75%, 1/15/09 ....................................      United States  4,500,000        1,687,500
        7.875%, 5/01/09 ...................................      United States  1,790,000          671,250
        9.375%, 11/15/09 ..................................      United States  1,280,000          499,200
        10.875%, 10/01/10 .................................      United States  2,600,000        1,001,000
        10.25%, 6/15/11 ...................................      United States  5,780,000        2,254,200
        cvt., 6.00%, 2/15/06 ..............................      United States 22,185,000        1,774,800
        cvt., 3.25%, 5/01/21 ..............................      United States  2,555,000          204,400
    *Aiken Cnty S C Indl Rev Ref Beloit, 6.00%, 12/01/11 ..      United States    280,000           17,640
    *Century Communications Corp.:
        9.50%, 3/01/05 ....................................      United States    340,000           90,100
        8.875%, 1/15/07 ...................................      United States    260,000           68,900
        8.375%, 12/15/07 ..................................      United States    392,000          103,880
        zero cpn., 3/15/03 ................................      United States  4,770,000        1,168,650

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT**         VALUE
----------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
    *Dow Corning Corp.:
        8.55%, 3/01/01 ....................................      United States $2,705,000    $   4,517,350
        9.375%, 2/01/08 ...................................      United States    100,000          190,000
        8.15%, 10/15/29 ...................................      United States    500,000          835,000
        Bank Claim ........................................      United States  6,938,674        9,783,531
        Bank Debt .........................................      United States  1,241,480        1,750,487
        Bank Debt #1 ......................................      United States  3,250,000        4,582,500
    *Frontier Corp., 7.25%, 5/15/04 .......................      United States    970,000           53,350
    *Global Crossing Holdings Ltd.:
        9.125%, 11/15/06 ..................................      United States  5,415,000          189,525
        9.625%, 5/15/08 ...................................      United States  2,675,000           93,625
        9.50%, 11/15/09 ...................................      United States  4,480,000          156,800
        Bank Claim ........................................      United States    307,500           59,194
        Revolver ..........................................      United States 17,252,896        3,321,182
        Term Loan .........................................      United States  8,200,000        1,578,500
    *Global Crossing Ltd., 6.00%, 10/15/03 ................      United States    920,000           50,600
    *Guangdong Int'l Trust & Investment Corp. 144A,
        8.75%, 10/24/16 ...................................          China      2,600,000          305,500
    *Guangdong Int'l Trust & Investment Corp.:
        Revolver - Admitted Claim .........................        Hong Kong      536,784           61,730
        Structured Note - Admitted Claim ..................        Hong Kong      849,105           97,647
        Syndicated Loan - Admitted Claim ..................        Hong Kong    1,468,105          168,832
    *Harnischfeger Industries Inc.:
        8.90%, 3/01/22 ....................................      United States  2,885,000           23,080
        8.70%, 6/15/22 ....................................      United States  2,715,000           22,263
        7.25%, 12/15/25 ...................................      United States  3,930,000           31,833
        6.875%, 2/15/27 ...................................      United States  3,670,000           29,360
        Stipulated Bank Claim .............................      United States  4,550,000           35,945
    *Intermedia Communications Inc.:
        8.50%, 1/15/08 ....................................      United States    885,000          358,425
        8.60%, 6/01/08 ....................................      United States  1,170,000          473,850
        9.50%, 3/01/09 ....................................      United States  1,075,000          435,375
    *Laidlaw Inc.:
        7.70%, 8/15/02 ....................................         Canada      5,565,000        2,692,069
        7.05%, 5/15/03 ....................................         Canada      3,325,000        1,620,938
        6.65%, 10/01/04 ...................................         Canada        775,000          368,125
        7.875%, 4/15/05 ...................................         Canada      3,120,000        1,497,600
        6.50%, 5/01/05 ....................................         Canada      2,535,000        1,194,619
        7.65%, 5/15/06 ....................................         Canada      1,799,000          886,008
        6.70%, 5/01/08 ....................................         Canada      2,325,000        1,095,656
        8.75%, 4/15/25 ....................................         Canada      3,018,000        1,459,958
        6.72%, 10/01/27 ...................................         Canada      6,560,000        3,116,000
        Revolver ..........................................         Canada     14,059,066        6,853,794
    *MCI Communications Corp.:
        8.25%, 1/20/23 ....................................      United States    833,000          412,335
        7.75%, 3/15/24 ....................................      United States    833,000          412,335
    *Metromedia Fiber Network Inc.:
        14.00%, 3/15/07 ...................................      United States 17,490,000        3,847,800
        10.00%, 11/15/08 ..................................      United States 11,585,000          202,738
        senior note, 10.00%, 12/15/09 .....................      United States 11,832,000          207,060
        senior note, 10.00%, 12/15/09 .....................      United States  5,460,000 EUR      100,270

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT**         VALUE
----------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
    *NTL Communications Corp.:
        12.75%, 4/15/05 ...................................     United Kingdom $2,440,000     $    219,600
        9.25%, 11/15/06 ...................................     United Kingdom  4,955,000 EUR      493,976
        10.00%, 2/15/07 ...................................     United Kingdom  9,486,000          853,740
        12.375%, 2/01/08 ..................................     United Kingdom  8,670,000 EUR      864,334
        11.50%, 10/01/08 ..................................     United Kingdom  7,647,000          726,465
        9.875%, 11/15/09 ..................................     United Kingdom  6,180,000 EUR      616,100
        11.875%, 10/01/10 .................................     United Kingdom  3,505,000          332,975
        cvt., 7.00%, 12/15/08 .............................     United Kingdom  8,965,000        1,793,000
        Series B, 12.375%, 10/01/08 .......................     United Kingdom  2,941,000          235,280
        Series B, 9.75%, 4/15/09 ..........................     United Kingdom 15,945,000 GBP    2,952,017
        Series B, 11.50%, 11/15/09 ........................     United Kingdom  5,010,000 EUR      503,198
    *NTL Inc.:
        cvt., 5.75%, 12/15/09 .............................     United Kingdom 14,095,000        2,466,625
        Series B, 11.50%, 2/01/06 .........................     United Kingdom  7,282,000          655,380
        Series B, 9.50%, 4/01/08 ..........................     United Kingdom  9,445,000 GBP    1,444,515
        Series B, 10.75%, 4/01/08 .........................     United Kingdom 24,975,000 GBP    3,618,633
        zero cpn., 4/01/08 ................................     United Kingdom 29,045,000        2,033,150
    *Owens Corning, Revolver ..............................      United States 16,378,869       10,400,581
     PG & E Corp.:
        5.00%, 1/31/03 ....................................      United States    228,760          228,760
        7.375%, 11/01/05 ..................................      United States 16,128,000       15,845,760
        6.50%, 9/02/06 ....................................      United States  3,300,000        3,333,000
        Commercial Paper, 1/18/01 .........................      United States    660,000          630,300
        Commercial Paper, 1/30/01 .........................      United States    325,000          312,000
        Commercial Paper, 2/16/01 .........................      United States    975,000          931,125
        FRN, 144A, 7.583%, 10/31/01 .......................      United States  5,561,000        5,282,950
        MTN, 5.94%, 10/07/03 ..............................      United States    825,000          763,125
    *PG & E National Energy Group Inc., 10.375%, 5/16/11 ..      United States  6,640,000        2,556,400
    *Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17 ..      United States    150,000            9,450
    *Safety Kleen Corp.:
        9.25%, 5/15/09 ....................................      United States    520,000           22,100
        Revolver ..........................................      United States  4,599,588        2,092,813
        Term Loan .........................................      United States    483,137 CAD      108,567
        Term Loan A .......................................      United States  3,812,689        1,486,949
        Term Loan B .......................................      United States  4,450,967        1,735,877
        Term Loan C .......................................      United States  4,065,967        1,585,727
    *Safety Kleen Services, 9.25%, 6/01/08 ................      United States     40,000            1,600
    *Spectrasite Holdings Inc.:
        10.75%, 3/15/10 ...................................      United States  6,025,000        2,259,375
        12.50%, 11/15/10 ..................................      United States  1,275,000          478,125
        cvt., 6.75%, 11/15/10 .............................      United States    840,000          212,100
        senior disc. note, zero cpn., 4/15/09 .............      United States  4,445,000        1,355,725
        senior disc. note, zero cpn., 3/15/10 .............      United States  3,540,000          938,100
        zero cpn., 7/15/08 ................................      United States  5,560,000        1,807,000
    *Telewest Communications PLC:
        11.00%, 10/01/07 ..................................     United Kingdom  2,862,000          529,470
        11.25%, 11/01/08 ..................................     United Kingdom  1,015,000          187,775

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT**         VALUE
----------------------------------------------------------------------------------------------------------
     BONDS & NOTES IN REORGANIZATION (CONT.)
        senior disc. note, zero cpn., 4/15/09 .............     United Kingdom $1,930,000     $    279,850
        senior disc. note, zero cpn., 2/01/10 .............     United Kingdom  2,020,000          262,600
        zero cpn., 4/15/09 ................................     United Kingdom  5,750,000 GBP      879,403
    *Telewest Finance Ltd., cvt., 6.00%, 7/07/05 ..........     United Kingdom  4,658,000          838,440
    *WorldCom Inc.:
        7.875%, 5/15/03 ...................................      United States    435,000          104,400
        6.25%, 8/15/03 ....................................      United States    680,000          163,200
        6.50%, 5/15/04 ....................................      United States    875,000          210,000
        6.40%, 8/15/05 ....................................      United States  1,550,000          372,000
        8.00%, 5/15/06 ....................................      United States    860,000          206,400
        7.75%, 4/01/07 ....................................      United States    350,000           84,000
        8.25%, 5/15/10 ....................................      United States  6,665,000        1,599,600
        7.375%, 1/15/11 ...................................      United States 13,034,000        3,128,160
        7.50%, 5/15/11 ....................................      United States 13,670,000        3,280,800
        7.75%, 4/01/27 ....................................      United States  1,330,000          319,200
        6.95%, 8/15/28 ....................................      United States  2,580,000          619,200
        8.25%, 5/15/31 ....................................      United States 19,030,000        4,567,200
    *WorldCom Inc. - MCI Group:
        6.50%, 4/15/10 ....................................      United States    855,000          440,324
        7.125%, 6/15/27 ...................................      United States    445,000          238,074
    *XO Communications Inc.:
        Revolver ..........................................      United States  3,507,000        1,753,500
        Term Loan A .......................................      United States  6,095,500        3,047,750
        Term Loan B .......................................      United States  6,344,300        3,172,150
                                                                                            --------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $238,420,712)                                 172,401,052
                                                                                            --------------

                                                                              SHARES/PRINCIPAL
                                                                                  AMOUNT**
                                                                              ----------------
     COMPANIES IN LIQUIDATION .1%
    *Brunos Inc., Liquidating Unit ........................      United States $   40,574          178,526
    *City Investing Company Liquidating Trust .............      United States    125,500          238,450
    *Fine Host Corp. ......................................      United States    212,022        1,668,613
    *MBOP Liquidating Trust ...............................      United States    273,144           27,314
    *Petrie Stores Liquidating Trust, CBI .................      United States  1,213,700        1,213,700
    *United Companies Financial Corp., Revolver ...........      United States 19,711,401          197,114
                                                                                            --------------
     TOTAL COMPANIES IN LIQUIDATION (COST $2,307,127) .....                                      3,523,717
                                                                                            --------------

                                                                                  PRINCIPAL
                                                                                  AMOUNT**
                                                                              ----------------
     GOVERNMENT AGENCIES 13.8%
     Bundesrepublik Deutschland, 3.50% to 3.75%, with
        maturities to 12/12/03                                      Germany    35,000,000 EUR   37,005,341
    aFederal Home Loan Bank, 0.750% to 2.617%, with
        maturities to 11/14/05                                  United States 152,500,000      152,263,487
     Federal Home Loan Mortgage Corp., 1.275% to 2.213%,
        with maturities to 11/06/03                             United States  74,842,000       74,396,107
    aFederal National Mortgage Association, 1.253% to 3.200%,
        with maturities to 6/09/06                              United States 141,000,000      140,751,015
     German Treasury Bills, 2.73% to 3.08%, with
        maturities to 6/18/03                                       Germany    30,000,000 EUR   31,203,657
     U.S. Treasury Bills, 1.232% to 1.243%,
        with maturities to 6/12/03                              United States   4,000,000        3,979,091
                                                                                            --------------
     TOTAL GOVERNMENT AGENCIES (COST $435,740,092) ........                                    439,598,698
                                                                                            --------------

MUTUAL DISCOVERY FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)


                                                                                 PRINCIPAL
                                                                   COUNTRY       AMOUNT**         VALUE
----------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENTS 3.8%
     Alliance & Leicester PLC, Commercial Paper, 1/09/03 ..     United Kingdom $9,000,000   $    8,997,007
     Alliance & Leicester PLC, Commercial Paper, 1/10/03 ..     United Kingdom 20,000,000       19,992,612
     Danske Bank AS, Commercial Paper, 1/27/03 ............         Denmark    24,000,000       23,976,060
     Den Norske Bank, Commercial Paper, 1/14/03 ...........         Norway     15,000,000       14,992,242
     Northern Rock PLC, Commercial Paper, 1/15/03 .........     United Kingdom 10,000,000        9,994,458
     Westlb Financial Curcao NV, Commercial Paper, 2/12/03          Germany    33,500,000       33,384,761
     Yorkshire Building Society, Commercial Paper, 1/08/03      United Kingdom 10,000,000        9,997,044
                                                                                            --------------
     TOTAL SHORT TERM INVESTMENTS (COST $121,392,772) .....                                    121,334,184
                                                                                            --------------
     TOTAL INVESTMENTS (COST $3,081,678,774) 101.4% .......                                  3,236,223,042
     OPTIONS WRITTEN ......................................                                        (97,480)
     SECURITIES SOLD SHORT (1.7)% .........................                                    (52,898,668)
     NET EQUITY IN FORWARD CONTRACTS (1.5)% ...............                                    (48,788,317)
     OTHER ASSETS, LESS LIABILITIES 1.8% ..................                                     58,679,670
                                                                                            --------------
     TOTAL NET ASSETS 100.0% ..............................                                 $3,193,118,247
                                                                                            --------------

     OPTIONS WRITTEN

     ISSUER                                                         COUNTRY       CONTRACTS        VALUE
----------------------------------------------------------------------------------------------------------
     BP PLC, January/3.90 GBP/Puts ........................     United Kingdom    129,000   $        5,192
     Groupe Danone, January/130 EUR/Puts ..................         France         18,800           77,533
     Peninsular & Oriental Steam Navigation Co.,
     February/1.80 GBP/Puts ...............................     United Kingdom     47,000           14,755
                                                                                            --------------
     TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $123,438)                                     $       97,480
                                                                                            --------------

     SECURITIES SOLD SHORT - EQUITY & BONDS
                                                                              SHARES/PRINCIPAL
     ISSUER                                                         COUNTRY       AMOUNT**         VALUE
----------------------------------------------------------------------------------------------------------
    aElectronic Data Systems Corp., 7.125%, 10/15/09             United States $1,720,000   $    1,770,257
    aGeneral Motors Corp.                                        United States     86,700        3,195,763
    aHSBC Holdings PLC, ADR                                        Hong Kong       31,035        1,706,304
    aKraft Foods Inc., A                                         United States    517,400       20,142,382
    aManulife Financial Corp.                                       Canada          8,800          191,563
    aPfizer Inc.                                                 United States    820,700       25,088,799
    aUnivision Communications Inc., A                            United States     32,800          803,600
                                                                                            --------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $52,074,144)                                     $   52,898,668
                                                                                            --------------

     CURRENCY ABBREVIATIONS:
     CAD-- Canadian Dollar
     EUR-- European Unit
     GBP-- British Pound
     JPY-- Japanese Yen


*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+See note 8 regarding holdings of 5% voting securities.
a See note 1f regarding securities sold short and securities segregated with broker for securities sold short.
b A member of the Fund's Portfolio Management team serves as a member on the board of directors. As a result of this involvement, the Portfolio Manager could recieve certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.
(R)See note 7 regarding restricted securities.


                       See notes to financial statements.

MUTUAL DISCOVERY FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................................  $3,017,954,503
  Cost - Controlled affiliates ...........................................................      14,038,158
  Cost - Non-controlled affiliated issuers ...............................................      49,686,113
                                                                                            ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities
   sold short in the amount of $26,176,774) ..............................................   3,173,115,215
  Value - Controlled affiliates ..........................................................       8,758,216
  Value - Non-controlled affiliated issuers ..............................................      54,349,611
 Cash ....................................................................................         274,566
 Foreign currency, at value (cost $5,878,070) ............................................       5,737,609
 Receivables:
  Investment securities sold .............................................................       9,698,275
  Capital shares sold ....................................................................       4,302,234
  Dividends and interest .................................................................       9,329,611
 Unrealized gain on forward exchange contracts (Note 6) ..................................       2,462,732
 Deposits with broker for securities sold short ..........................................      51,584,578
                                                                                            ---------------
      Total assets .......................................................................   3,319,612,647
                                                                                            ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................       8,554,418
  Capital shares redeemed ................................................................       8,401,277
  Affiliates .............................................................................       4,581,841
 Options written, at value (premiums received $123,438) ..................................          97,480
 Securities sold short, at value (proceeds $52,074,144) ..................................      52,898,668
 Unrealized loss on forward exchange contracts (Note 6) ..................................      51,251,049
 Deferred tax liability (Note 1l) ........................................................         242,437
 Other liabilities .......................................................................         467,230
                                                                                            ---------------
      Total liabilities ..................................................................     126,494,400
                                                                                            ---------------
Net assets, at value .....................................................................  $3,193,118,247
                                                                                            ===============
Net assets consist of:
 Undistributed net investment income .....................................................  $    6,039,875
 Net unrealized appreciation .............................................................     104,832,348
 Accumulated net realized loss ...........................................................    (177,199,824)
 Capital shares ..........................................................................   3,259,445,848
                                                                                            ---------------
Net assets, at value .....................................................................  $3,193,118,247
                                                                                            ===============

MUTUAL DISCOVERY FUND
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002


CLASS Z:
 Net asset value and maximum offering price per share ($1,673,786,500 (DIVIDE) 103,588,259 shares outstanding) $16.16
                                                                                                              =======
CLASS A:
 Net asset value per share ($925,277,936 (DIVIDE) 57,611,490 shares outstanding) ............................. $16.06
                                                                                                              =======
 Maximum offering price per share ($16.06 (DIVIDE) 94.25%) ................................................... $17.04
                                                                                                              =======
CLASS B:
 Net asset value and maximum offering price per share ($64,747,158 (DIVIDE) 4,085,696 shares outstanding)* ... $15.85
                                                                                                              =======
CLASS C:
 Net asset value per share ($525,374,658 (DIVIDE) 32,793,315 shares outstanding)* ............................ $16.02
                                                                                                              =======
 Maximum offering price per share ($16.02 (DIVIDE) 99.00%) ................................................... $16.18
                                                                                                              =======
CLASS R:
 Net asset value and maximum offering price per share ($ 3,931,995 (DIVIDE) 245,642 shares outstanding)* ..... $16.01
                                                                                                              =======

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.


                                            See notes to financial statements.

MUTUAL DISCOVERY FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


Investment income:
 (net of foreign taxes of $5,006,311)
 Dividends:
  Unaffiliated issuers .....................................................     60,449,292
  Non-controlled affiliated issuers (Note 8) ...............................        676,458
 Interest:
  Unaffiliated issuers .....................................................     39,056,756
  Non-controlled affiliated issuers (Note 8) ...............................        794,303
                                                                              --------------
      Total investment income ..............................................    100,976,809
Expenses:
 Management fees (Note 3) ..................................................     27,575,859
 Administrative fees (Note 3) ..............................................      2,678,121
 Distribution fees (Note 3)
  Class A ..................................................................      3,375,994
  Class B ..................................................................        558,690
  Class C ..................................................................      5,606,810
  Class R ..................................................................          6,811
 Transfer agent fees (Note 3) ..............................................      4,229,600
 Custodian fees ............................................................        521,700
 Reports to shareholders ...................................................        237,300
 Registration and filing fees ..............................................         46,900
 Professional fees .........................................................        196,800
 Directors' fees and expenses ..............................................        127,500
 Dividends on securities sold short ........................................        321,278
 Other .....................................................................        173,500
                                                                              --------------
      Total expenses .......................................................     45,656,863
                                                                              --------------
           Net investment income ...........................................     55,319,946
                                                                              --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ....................................................    (20,770,800)
   Controlled affiliated issuers (Note 8) ..................................      1,030,214
   Non-controlled affiliated issuers (Note 8) ..............................     (2,258,183)
  Written options (Note 1e) ................................................        780,561
  Foreign currency transactions ............................................   (131,279,220)
  Securities sold short (Note 1f) ..........................................        232,870
                                                                              --------------
      Net realized loss ....................................................   (152,264,558)
 Net unrealized depreciation on:
  Investments ..............................................................   (184,918,822)
  Deferred taxes (Note 1l) .................................................       (242,437)
  Translation of assets and liabilities denominated in foreign currencies ..    (57,111,912)
                                                                              --------------
      Net unrealized depreciation ..........................................   (242,273,171)
                                                                              --------------
Net realized and unrealized loss ...........................................   (394,537,729)
                                                                              --------------
Net decrease in net assets resulting from operations .......................  $(339,217,783)
                                                                              ==============



                                            See notes to financial statements.

MUTUAL DISCOVERY FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                  2002              2001
                                                                            ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................   $   55,319,946    $   58,653,929
  Net realized gain (loss) from investments and foreign
   currency transactions ................................................     (152,264,558)       60,817,196
  Net unrealized depreciation on investments and translation of assets and
   liabilities denominated in foreign currencies ........................     (242,273,171)      (87,913,439)
                                                                            ---------------------------------
     Net increase (decrease) in net assets resulting from operations ....     (339,217,783)       31,557,686
 Distributions to shareholders from:
  Net investment income:
   Class Z ..............................................................      (32,672,055)      (34,739,753)
   Class A ..............................................................      (14,607,025)      (13,391,427)
   Class B ..............................................................         (690,755)         (380,060)
   Class C ..............................................................       (4,741,427)       (4,587,714)
   Class R ..............................................................          (60,810)               --
  Net realized gains:
   Class Z ..............................................................       (8,370,352)      (65,607,487)
   Class A ..............................................................       (4,428,903)      (30,118,410)
   Class B ..............................................................         (260,727)       (1,283,289)
   Class C ..............................................................       (2,591,831)      (19,061,201)
   Class R ..............................................................           (2,985)               --
                                                                            ---------------------------------
 Total distributions to shareholders ....................................      (68,426,870)     (169,169,341)
 Capital share transactions (Note 2):
  Class Z ...............................................................      (43,529,993)       (3,223,428)
  Class A ...............................................................      132,014,004        70,515,975
  Class B ...............................................................       31,294,863        23,326,241
  Class C ...............................................................       31,091,069        29,674,408
  Class R ...............................................................        4,180,662                --
                                                                            ---------------------------------
 Total capital share transactions .......................................      155,050,605       120,293,196
 Redemption fees (Note 1m) ..............................................            7,611                --
     Net decrease in net assets .........................................     (252,586,437)      (17,318,459)
Net assets:
 Beginning of year ......................................................    3,445,704,684     3,463,023,143
                                                                            ---------------------------------
 End of year ............................................................   $3,193,118,247    $3,445,704,684
                                                                            =================================
Undistributed net investment income included in net assets:
 End of year ............................................................   $    6,039,875    $   (2,060,202)
                                                                            =================================


                       See notes to financial statements.

MUTUAL DISCOVERY FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest 50% or more of its assets in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities, it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL DISCOVERY FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SYNTHETIC EQUITY SWAPS

Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

E. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

F. SECURITIES SOLD SHORT
The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

G. SECURITIES LENDING

The Fund loans securities to certain brokers for which it received collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

H. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

MUTUAL DISCOVERY FUND
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

J. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.

L. DEFERRED TAXES

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

M. REDEMPTION FEES

The Mutual Discovery Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

MUTUAL DISCOVERY FUND
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

At December 31, 2002 there were 800 million shares authorized ($0.001 par value) of which 300 million, 100 million, 100 million, 100 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R, respectively. Transactions in the Fund's shares were as follows:

                                                                  YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------
                                                             2002                           2001
                                                 ---------------------------------------------------------
                                                     SHARES       AMOUNT           SHARES        AMOUNT
                                                 ---------------------------------------------------------
CLASS Z SHARES:
Shares sold ..................................     7,592,317  $136,738,634       6,654,736   $127,094,156
Shares issued on reinvestment of distributions     2,257,247    38,046,663       5,164,770     94,066,977
Shares redeemed ..............................   (12,423,671) (218,315,290)    (11,843,681)  (224,384,561)
                                                 ---------------------------------------------------------
Net decrease .................................    (2,574,107) $(43,529,993)        (24,175)  $ (3,223,428)
                                                 =========================================================

                                                                  YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------
                                                             2002                           2001
                                                 ---------------------------------------------------------
                                                     SHARES       AMOUNT           SHARES        AMOUNT
                                                 ---------------------------------------------------------
CLASS A SHARES:
Shares sold ..................................    22,018,502  $386,680,451      21,758,750   $415,701,505
Shares issued on reinvestment of distributions     1,070,357    17,995,086       2,273,543     41,144,428
Shares redeemed ..............................   (15,885,271) (272,661,533)    (20,235,053)  (386,329,958)
                                                 ---------------------------------------------------------
Net increase .................................     7,203,588  $132,014,004       3,797,240   $ 70,515,975
                                                 =========================================================

                                                                  YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------
                                                             2002                           2001
                                                 ---------------------------------------------------------
                                                     SHARES       AMOUNT           SHARES        AMOUNT
                                                 ---------------------------------------------------------
CLASS B SHARES:
Shares sold ..................................     2,193,300  $ 38,422,888       1,343,474   $ 25,198,782
Shares issued on reinvestment of distributions        51,523       858,862          81,897      1,460,770
Shares redeemed ..............................      (472,537)   (7,986,887)       (181,162)    (3,333,311)
                                                 ---------------------------------------------------------
Net increase .................................     1,772,286  $ 31,294,863       1,244,209   $ 23,326,241
                                                 =========================================================

                                                                  YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------
                                                             2002                           2001
                                                 ---------------------------------------------------------
                                                     SHARES         AMOUNT          SHARES        AMOUNT
                                                 ---------------------------------------------------------
CLASS C SHARES:
Shares sold ..................................     6,397,726  $112,767,752       5,656,897   $107,006,392
Shares issued on reinvestment of distributions       390,105     6,661,968       1,200,898     21,753,786
Shares redeemed ..............................    (5,153,458)  (88,338,651)     (5,262,018)   (99,085,770)
                                                 ---------------------------------------------------------
Net increase .................................     1,634,373  $ 31,091,069       1,595,777   $ 29,674,408
                                                 =========================================================


MUTUAL DISCOVERY FUND
Notes to Financial Statements (CONTINUED)


2. CAPITAL STOCK (CONT.)

                                                         PERIOD ENDED
                                                       DECEMBER 31, 2002*
                                                    -----------------------
                                                     SHARES       AMOUNT
                                                    -----------------------
CLASS R SHARES:
Shares sold ......................................   263,207  $  4,475,317
Shares issued on reinvestment of distributions ...     3,923        63,361
Shares redeemed ..................................   (21,488)     (358,016)
                                                    -----------------------
Net increase .....................................   245,642  $  4,180,662
                                                    -----------------------

*Effective date of Class R shares was January 2, 2002.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        --------------------------------------------------------------
        0.150%    First $200 million
        0.135%    Over $200 million, up to and including $700 million
        0.100%    Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, 1.00% and .50% per year of the average daily net assets of Class A, Class B, Class C and Class R shares, respectively. Distributors received net commissions from sales of Fund shares and received contingent deferred sales charges for the period of $385,235 and $79,397, respectively.

MUTUAL DISCOVERY FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At December 31, 2002, the net unrealized appreciation based on the cost of investments and securities sold short for income tax purposes were as follows:

                 Cost of investments ....................... $3,093,875,508
                                                             ===============
                 Unrealized appreciation ...................    394,580,987
                 Unrealized depreciation ...................   (252,233,454)
                                                             ---------------
                 Net unrealized appreciation ............... $  142,347,533
                                                             ===============
                 Distributable earnings - ordinary income .. $   13,265,106
                                                             ===============

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

                 DISTRIBUTIONS PAID FROM:                          2002           2001
                                                               --------------------------
                 Ordinary income ...........................   $68,425,226   $ 91,826,788
                 Long-term capital gain ....................         1,644     77,342,553
                                                               --------------------------
                                                               $68,426,870   $169,169,341
                                                               ==========================

Net investment income and net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, defaulted securities, foreign currency transactions, passive foreign investment companies shares, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $64,922,862. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had tax basis capital losses of $144,728,368 which may be carried over to offset future capital gains. Such losses expire in 2010.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2002, aggregated $1,542,820,877 and $1,180,363,908, respectively.

Transactions in options written during the year ended December 31, 2002 were as follows:

                                                   NUMBER
                                                OF CONTRACTS   PREMIUM
                                                -----------------------
        Options outstanding at December 31, 2001         --  $      --
        Options written                             373,319    914,879
        Options expired                            (162,526)  (522,977)
        Options terminated in closing transactions     (292)  (139,522)
        Options exercised                           (15,701)  (128,942)
                                                -----------------------
        Options outstanding at December 31, 2002    194,800  $ 123,438

MUTUAL DISCOVERY FUND
Notes to Financial Statements (CONTINUED)

6. FORWARD EXCHANGE CONTRACTS

At December 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                    IN       SETTLEMENT        UNREALIZED
CONTRACTS TO BUY:                                              EXCHANGE FOR     DATE           GAIN (LOSS)
-----------------                                              -------------------------------------------
    7,125,000   British Pounds .........................  U.S. $ 11,131,744  01/28/03 U.S.   $    315,167
   44,251,675   Danish Krone ...........................          5,855,958  03/17/03             374,923
  161,614,816   Japanese Yen ...........................          1,350,360  03/24/03              15,791
    9,450,000   European Unit ..........................          9,130,354  03/25/03             752,103
   63,886,000   Norwegian Krone ........................          8,299,646  04/15/03             793,865
                                                               ------------                  -------------
                                                          U.S. $ 35,768,062           U.S.   $  2,251,849
                                                               ============                  =============
CONTRACTS TO SELL:
  121,262,276   Canadian Dollars .......................  U.S. $ 76,812,485  02/21/03 U.S.   $    210,883
                                                               ------------                  -------------
            Unrealized gain on forward exchange contracts                                    $  2,462,732
                                                                                             =============

CONTRACTS TO BUY:
    1,600,000   Canadian Dollars .......................  U.S. $  1,011,480  02/21/03 U.S.   $       (719)
  250,391,489   Japanese Yen ...........................          2,117,317  03/24/03                (806)
                                                               ------------                  -------------
                                                          U.S. $  3,128,797                  $     (1,525)
                                                               ============                  =============

CONTRACTS TO SELL:
    40,799,042   European Unit .........................  U.S. $ 39,983,381  01/08/03 U.S.   $ (2,815,840)
   105,187,343   Swiss Franc ...........................         72,027,792  01/13/03          (4,068,498)
    74,440,521   British Pounds ........................        114,605,749  01/28/03          (4,989,201)
    47,300,000   European Unit .........................         46,010,535  01/28/03          (3,564,670)
    69,781,366   Canadian Dollars ......................         43,923,568  02/21/03            (157,448)
55,259,487,000   Korean Won ............................         45,261,905  03/05/03          (1,050,814)
    62,350,000   British Pounds ........................         97,402,580  03/10/03          (2,492,959)
    51,272,489   European Unit .........................         50,297,672  03/10/03          (3,354,843)
   501,836,034   Danish Krone ..........................         65,452,623  03/17/03          (5,208,671)
 4,943,685,727   Japanese Yen ..........................         40,858,382  03/24/03            (931,245)
    74,013,611   European Unit .........................         71,971,528  03/25/03          (5,429,136)
    92,069,993   European Unit .........................         90,269,293  04/15/03          (5,936,591)

MUTUAL DISCOVERY FUND
Notes to Financial Statements (CONTINUED)

6. FORWARD EXCHANGE CONTRACTS (CONT.)

                                                                    IN       SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                                             EXCHANGE FOR     DATE            GAIN (LOSS)
                                                              ---------------------------------------------
  391,235,156   Norwegian Krone ......................   U.S. $   51,674,825  04/15/03   U.S. $ (4,013,445)
    4,646,897   European Unit ........................             4,483,931  04/22/03            (370,456)
   20,110,503   European Unit ........................            19,507,683  04/28/03          (1,496,126)
   60,159,126   British Pounds .......................            93,946,646  05/19/03          (1,971,620)
   51,935,398   European Unit ........................            51,902,840  05/21/03          (2,293,522)
  414,547,979   Swedish Krona ........................            46,269,098  06/23/03            (763,020)
2,415,062,500   Japanese Yen .........................            20,142,306  06/24/03            (341,419)
                                                              --------------                  -------------
                                                         U.S. $1,065,992,337                   (51,249,524)
                                                              ==============                  =============
         Unrealized loss on forward exchange contracts                                         (51,251,049)
                                                                                              -------------
            Net unrealized loss on forward exchange contracts                            U.S. $(48,788,317)
                                                                                              =============

7. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

                                                                  ACQUISITION
NUMBER OF SHARES                             ISSUER                   DATE            COST         VALUE
-----------------------------------------------------------------------------------------------------------
  128,355     A.B. Watley Group Inc. ...........................    4/02/01      $  407,498   $     57,760
8,758,216     Hancock LLC ......................................    3/06/97      14,038,158      8,758,216
      679     International Steel Group ........................    4/10/02       8,457,500     31,403,750
  415,236     Leucadia National Corp. ..........................   12/20/02      14,637,069     13,943,210
        2     Leucadia National Corp., cvt., pfd. ..............   12/20/02       9,501,426      9,051,018
  141,480     Montpelier Re Holdings Ltd. ......................   12/11/01       2,358,000      3,870,893
8,656,000     Nippon Investment LLC ............................    2/14/01       8,547,759      9,306,066
   47,160     Olympus Re Holdings Ltd. .........................   12/19/01       4,716,000      5,484,236
   12,235     PG & E Corp., wts., 9/02/06 ......................   10/29/02              --        152,950
  168,147     Security Capital European Realty .................    4/08/98       3,612,235      2,367,089
      170     Torre Mayor Investments, LP ......................   10/28/02      17,000,000     17,000,000
  110,000     White Mountains Insurance Group Inc. .............    6/01/01      22,000,000     33,753,500
   61,515     White Mountains Insurance Group Inc., cvt., pfd ..   10/22/02      18,146,925     17,882,411
                                                                                              ------------
TOTAL RESTRICTED SECURITIES (4.79% OF NET ASSETS) ..............                              $153,031,099
                                                                                              ============

MUTUAL DISCOVERY FUND
Notes to Financial Statements (CONTINUED)


8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as an investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at December 31, 2002 were as shown below.

                                                                                                            REALIZED
                          NUMBER OF                          NUMBER OF                                       CAPITAL
                         SHARES HELD    GROSS      GROSS    SHARES HELD       VALUE    INVESTMENT INCOME    GAIN/LOSS
NAME OF ISSUER          DEC. 31, 2001 ADDITIONS REDUCTIONS DEC. 31, 2002 DEC. 31, 2002   1/1/02-12/31/02 1/1/02-12/31/02
------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES *
Hancock LLC               8,758,216        --            --   8,758,216   8,758,216               --              --
MWCR LLC                 11,141,868        --   (11,141,868)         **          **               --       1,030,214
                                                                        ---------------------------------------------
TOTAL CONTROLLED AFFILIATES                                             $ 8,758,216       $       --     $ 1,030,214
                                                                        =============================================
NON-CONTROLLED AFFILIATES
Astral Media Inc., A        474,100   920,800            --          **          **          136,030              --
HIH Capital Ltd., cvt.,
 144A, 7.50%, 9/25/06     8,105,000        --    (8,105,000)         **          **          607,875      (2,258,183)
Nippon Investment, LLC    8,656,000        --            --   8,656,000   9,306,066               --              --
Southwest Royalties Inc., 10.50%,
 6/30/04                         -- 3,551,452          (452)  3,551,000   3,551,000          186,428              --
Southwest Royalties Inc., A      --    53,272            --      53,272   1,598,153               --              --
Torre Mayor Investments, LP      --       170            --         170  17,000,000               --              --
United Fire & Casualty Co.  595,200        --            --     595,200  19,909,440          433,008              --
United Fire & Casualty Co.,
 6.375%, cvt., pfd.              --   110,800            --     110,800   2,984,952          107,420              --
                                                                        ---------------------------------------------
TOTAL NON-CONTROLLED
 AFFILIATES                                                             $54,349,611       $1,470,761     $(2,258,183)
                                                                        =============================================
TOTAL CONTROLLED &
 NON-CONTROLLED AFFILIATES                                              $63,107,827       $1,470,761     $(1,227,969)
                                                                        =============================================

*Issuer in which the Fund owns 25% or more of the outstanding voting securities.

**As of December 31, 2002, no longer an affiliate.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Discovery Fund

We have audited the accompanying statement of assets and liabilities of Mutual Discovery Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2002, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Discovery Fund, a portfolio of Franklin Mutual Series Fund Inc. at December 31, 2002, the results of the operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                                  [LOGO OMITTED]
                                                               ERNST & YOUNG LLP



Boston, Massachusetts
January 31, 2003

MUTUAL DISCOVERY FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 20.63% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

At December 31, 2002, more than 50% of the Mutual Discovery Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class Z, Class A, Class B, Class C and Class R shareholders of record on December 19, 2002.

                                       CLASS Z                       CLASS A                         CLASS B
                           -----------------------------------------------------------------------------------------------
                             FOREIGN TAX   FOREIGN SOURCE   FOREIGN TAX    FOREIGN SOURCE   FOREIGN TAX    FOREIGN SOURCE
COUNTRY                    PAID PER SHARE INCOME PER SHARE PAID PER SHARE INCOME PER SHARE PAID PER SHARE INCOME PER SHARE
--------------------------------------------------------------------------------------------------------------------------
Belgium ..................     0.0003          0.0013           0.0003          0.0011         0.0003          0.0008
Bermuda ..................     0.0000          0.0001           0.0000          0.0001         0.0000          0.0000
Canada ...................     0.0028          0.0132           0.0028          0.0109         0.0028          0.0079
Cayman Island ............     0.0000          0.0004           0.0000          0.0004         0.0000          0.0003
Denmark ..................     0.0008          0.0036           0.0008          0.0029         0.0008          0.0021
France ...................     0.0039          0.0248           0.0039          0.0206         0.0039          0.0149
Germany ..................     0.0003          0.0032           0.0003          0.0027         0.0003          0.0019
India ....................     0.0004          0.0011           0.0004          0.0009         0.0004          0.0007
Ireland ..................     0.0000          0.0093           0.0000          0.0077         0.0000          0.0056
Japan ....................     0.0004          0.0018           0.0004          0.0015         0.0004          0.0011
Luxembourg ...............     0.0000          0.0019           0.0000          0.0016         0.0000          0.0012
Netherlands ..............     0.0012          0.0057           0.0012          0.0048         0.0012          0.0035
Norway ...................     0.0018          0.0081           0.0018          0.0067         0.0018          0.0049
South Africa .............     0.0000          0.0039           0.0000          0.0032         0.0000          0.0024
South Korea ..............     0.0008          0.0030           0.0008          0.0025         0.0008          0.0018
Spain ....................     0.0028          0.0161           0.0028          0.0134         0.0028          0.0097
Sweden ...................     0.0003          0.0035           0.0003          0.0029         0.0003          0.0021
Switzerland ..............     0.0014          0.0086           0.0014          0.0071         0.0014          0.0052
United Kingdom ...........     0.0083          0.0640           0.0083          0.0531         0.0083          0.0386
                           -----------------------------------------------------------------------------------------------
TOTAL ....................    $0.0255         $0.1736          $0.0255         $0.1441        $0.0255         $0.1047
                           ===============================================================================================


MUTUAL DISCOVERY FUND
Tax Designation

                                                 CLASS C                         CLASS R
                                    -----------------------------------------------------------------
                                       FOREIGN TAX    FOREIGN SOURCE   FOREIGN TAX    FOREIGN SOURCE
COUNTRY                              PAID PER SHARE  INCOME PER SHARE PAID PER SHARE INCOME PER SHARE
-----------------------------------------------------------------------------------------------------
Belgium ..................                 0.0003          0.0007        0.0003          0.0012
Bermuda ..................                 0.0000          0.0000        0.0000          0.0001
Canada ...................                 0.0028          0.0067        0.0028          0.0121
Cayman Island ............                 0.0000          0.0002        0.0000          0.0004
Denmark ..................                 0.0008          0.0018        0.0008          0.0033
France ...................                 0.0039          0.0125        0.0039          0.0228
Germany ..................                 0.0003          0.0016        0.0003          0.0029
India ....................                 0.0004          0.0006        0.0004          0.0010
Ireland ..................                 0.0000          0.0047        0.0000          0.0085
Japan ....................                 0.0004          0.0009        0.0004          0.0017
Luxembourg ...............                 0.0000          0.0010        0.0000          0.0018
Netherlands ..............                 0.0012          0.0029        0.0012          0.0053
Norway ...................                 0.0018          0.0041        0.0018          0.0075
South Africa .............                 0.0000          0.0020        0.0000          0.0036
South Korea ..............                 0.0008          0.0015        0.0008          0.0028
Spain ....................                 0.0028          0.0082        0.0028          0.0148
Sweden ...................                 0.0003          0.0018        0.0003          0.0033
Switzerland ..............                 0.0014          0.0043        0.0014          0.0079
United Kingdom ...........                 0.0083          0.0323        0.0083          0.0588
                                    -----------------------------------------------------------------
TOTAL ....................                $0.0255         $0.0878       $0.0255         $0.1598
                                    =================================================================


In January 2003, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2002. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until the person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION     TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (61)       Director     Since 1987           6             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University;
editor and author of numerous financial publications; and financial consultant.
---------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (44)               Director     Since 1994           6             Independent Director, SLM Corporation
51 John F. Kennedy Parkway                                                         (Sallie Mae).
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
---------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (73)           Director     Since 2002           14            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, Management Consultants to the Financial Services Industry.
---------------------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)          Director     Since 1996           27            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-residence, Eckerd College (1991-2002); Chairman and
Director, Precise Power Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and Chairman
of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990)
and director of various of its subsidiaries.
---------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (72)           Director     Since 1974           6             None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and Partner and
Owner McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
---------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION     TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (73)              Director     Since 1996           27            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power
and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
---------------------------------------------------------------------------------------------------------------------------

CHARLES RUBENS II (72)             Director     Since 1998           11            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
---------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (77)                 Director     Since 1996           11            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages various personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and
Chairman of the Board, Carolace Embroidery Co., Inc. (until 1996).
---------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (56)                Director     Since 1991           9             Director, El Oro Mining and Exploration
51 John F. Kennedy Parkway                                                         Company, p.l.c. and The Exploration
Short Hills, NJ 07078                                                              Company, p.l.c.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
---------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION     TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (77)          Director     Since 1996           16            None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory
Services, LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (63)             Director     Since 2002           6             Director, Fortune Brands, Inc. (consumer
600 5th Avenue, 7th Floor                                                          products) and Merck & Co. Inc.
New York, NY 10020 - 2302                                                          (pharmaceuticals)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the
Chairman and Director, Franklin Resources, Inc.; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION     TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (40)            Director,    Director since       6             None
51 John F. Kennedy Pkwy.           President,   2001, President
Short Hills, NJ 07078-2702         Chairman of  since 1999,
                                   the Board    Chairman of
                                   and Chief    the Board and
                                   Executive    Chief Executive
                                   Officer -    Officer -
                                   Investment   Investment
                                   Management   Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC., and of one of the
investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)              Senior Vice  Since 2002      Not Applicable     None
500 East Broward Blvd.             President and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)                 Vice         Since 2000      Not Applicable     None
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)              Vice         Since 2000      Not Applicable     None
One Franklin Parkway               President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS              POSITION     TIME SERVED    BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)             Vice         Since 2002      Not Applicable     Director, FTI Banque, Arch Chemicals,
600 5th Avenue                     President                                       Inc. and Lingnan Foundation.
Rockefeller Center                 - AML
New York, NY 10048-0772            Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG (41)            Treasurer    Treasurer since Not Applicable     None
500 East Broward Blvd.             and Chief    2000 and Chief
Suite 2100                         Financial    Financial
Fort Lauderdale, FL 33394-3091     Officer      Officer since
                                                2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)             Vice         Since 2000      Not Applicable     None
One Franklin Parkway               President
San Mateo, CA 94403-1906           and Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**William J. Lippman is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Resources, Inc., which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. David J. Winters is considered an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN (R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

     [GRAPHIC OMITTED]
FRANKLIN(R) TEMPLETON(R)    One Franklin Parkway
        INVESTMENTS         San Mateo, CA  94403-1906




WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



ANNUAL REPORT
MUTUAL DISCOVERY FUND

CHAIRMAN OF THE BOARD and
PRESIDENT
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Qualified Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.




477 A2002 02/03         [RECYCLE LOGO OMITTED] Printed on recycled paper